UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2020

Date of reporting period: November 30, 2020

Item 1. Reports to Stockholders.

TortoiseEcofin
2020 Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open-end funds, private funds and separate accounts.

Table of Contents

Letter to Shareholders	2

Tortoise MLP & Pipeline Fund	5

Tortoise MLP & Energy Income Fund	8

Tortoise MLP & Energy Infrastructure Fund	11

Tortoise Energy Evolution Fund	14

Ecofin Global Renewables Infrastructure Fund	17

Expense Examples	21

Financial Statements	24

Notes to Financial Statements	54

Report of Independent Registered Public Accounting Firm	64

Investment Advisory Agreement	65

Trustees & Officers	67

Additional Information	69

TortoiseEcofin

2020 Annual Report | November 30, 2020

Open-end fund comparison
Name/Ticker	Primary focus	Total assets ($ Millions)[1]	Portfolio mix by asset type[2]	Portfolio mix by ownership[2]
Tortoise MLP & Pipeline Fund Institutional Class (TORIX) A Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$1,535.4
Tortoise MLP & Energy Income Fund Institutional Class (INFIX) A Class (INFRX) Inception: 5/2011 C Class (INFFX) Inception: 4/2012	Energy infrastructure equity and debt	$342.5
Tortoise MLP & Energy Infrastructure Fund Institutional Class (MLPPX)	Energy infrastructure equity and debt	$17.0
Tortoise Energy Evolution Fund Institutional Class (TOPIX) Investor Class (TOPTX) C Class (TOPCX) Inception: 9/2013	Global Securities benefiting from long-term growth associated with energy transition	$9.6(2)		Portfolio mix by geography[2]
Ecofin Global Renewables Infrastructure Fund Institutional Class (ECOIX) A Class (ECOAX) Inception: 8/2020		$126.8		Portfolio mix by geography[2]

(1)	As of 12/31/2020
(2)	As of 11/30/2020

(unaudited)

TortoiseEcofin	1

Tortoise
2020 Annual Report

Dear shareholder

The 2020 fiscal year, ending on November 30, 2020 was certainly like no other. The COVID-19 global pandemic affected every part of our lives and the essential asset in which we invest. Energy demand concerns and volatile commodity prices plagued the energy sector. The sustainable infrastructure sector, particularly renewable energy, had a strong year propelled even higher by anticipated Biden Administration energy policy. As we move into 2021, with COVID-19 vaccinations being administered throughout the world driving energy demand toward pre-COVID-19 levels and the push toward cleaner energy gaining momentum, we are optimistic that 2021 will be a strong year for investors in these essential assets sectors.

Energy and power infrastructure

The broader energy sector, as represented by the S&P Energy Select Sector® Index, finished the fourth fiscal quarter ending November 30, 2020 in positive territory, returning 4.9%, bringing fiscal year 2020 performance to -31.7%. Energy markets and prices experienced significant volatility throughout the fiscal year driven by the uncertainty around energy demand due to COVID-19, concerns over the massively oversupplied global oil market in April, and ultimately a recovery in the latter part of 2020. Looking ahead to 2021, all eyes are focused on energy demand and the subsequent rollout of COVID-19 vaccinations. Pfizer and Moderna’s November announcements of positive data regarding their vaccines for COVID-19 led to a stock market surge, with beaten down energy companies leading the charge, along with commodities such as crude oil. With the growing belief in vaccine success and visibility to significantly improved economic activity, 2021 energy demand growth could exceed anything ever seen on a year-over-year basis.

Following the price war between Saudi Arabia and Russia in early March, the Organization of Petroleum Exporting Countries (OPEC) and their Non-OPEC partners (OPEC+) announced deep production cuts with a clear goal of balancing the global crude oil market. The market dramatically shifted from an approximate 20 million barrels per day (b/d) surplus in April to an approximate 4 million b/d deficit in July, providing the path for market rebalancing. Overall adherence to the production cut agreement remained strong in the second half of 2020 leading to inventory draws. Entering 2021, the global crude oil market remains in deficit, supported by the OPEC+ crude oil production cut agreement, and expected inventory draws are expected to continue throughout 2021.

U.S. crude oil production declined in 2020 in response to the supply-demand imbalance resulting from the economic shutdowns and stay-at-home orders in March and April. This resulted in the first annual decline in U.S. production since 2016. Specifically, U.S. crude oil production fell from a record 12.9 million barrels per day (b/d) in November 2019 to 11.2 million b/d in November 20201. EIA forecasts that U.S. crude oil production will average 11.1 million b/d in 2021.

For U.S. producers, 2020 was a year of change. The COVID-19 pandemic accelerated producers’ capital discipline as investors focused on higher free cash flow generation and return of capital to shareholders. This free-cash-flow emphasis led to a host of merger and acquisition deals as exploration and production companies prioritized the importance of scale, diversity and strengthening balance sheets in a challenging oil price environment.

While oil dominated the headlines, natural gas continued to provide a cleaner burning source. As a result, we continue to see natural gas as a critical source of energy supply going forward. During the 2020 fiscal year, a reduction in natural gas demand caused by COVID-19 initially resulted in the convergence of global natural gas prices. However, in the final months of the year, LNG exports from the U.S. rapidly shot back up driven by increasing demand for natural gas in Asia and resulting in Asian gas prices trading at a premium relative to the U.S. Henry Hub prices. Domestically, the backdrop of slowing production growth and strong domestic and export demand paints a picture of improving natural gas fundamentals in the future. Rising U.S. energy exports of liquids and natural gas are expected to positively affect the U.S. trade deficit and to ultimately help reduce global CO2 emissions, along with renewables, as they take market share from coal.

Midstream energy outperformed broader energy in the fourth fiscal quarter and the fiscal year with the Tortoise North American Pipeline IndexSM returning 6.3% and the Tortoise MLP Index® returning 11.2%, bringing fiscal year performance to -15.8% and -23.6%, respectively. There were several contributors to midstream energy’s negative performance for the fiscal year including: negative energy sentiment following energy demand uncertainty, excess pipeline takeaway capacity related to the COVID-19 pandemic resulting in lower production, and political rhetoric focused on an energy transition to cleaner energy sources. Midstream companies structured as C-Corporations continued to benefit from several items versus MLPs, including: stronger corporate governance, broad market index inclusion for some companies, lack of K-1s, and a more certain corporate structure.

There were a couple of positive themes standing out for midstream businesses throughout the fiscal year. First, resiliency. Resilient cash flows confirm the essential nature of the assets that midstream businesses operate. Strong contractual obligations (take or pay contracts) and customer profiles (large, investment grade rated counterparties) helped midstream energy companies generate consistent cash flow from operations even in the low and volatile 2020 price environment. At the onset of the COVID-19 pandemic, we forecasted midstream earnings before interest, taxes, depreciation, and amortization (EBITDA) declining 5%-10% in 2020. However, heading into the final months of 2020, companies revised their forecasts higher and EBITDA is expected to only be down 4% for the year. Notably, companies with significant natural gas businesses and/or take or pay contracts reaffirmed guidance, whereas others with cash flows tied to wellhead volumes provided a wider range of outcomes.

The other clear trend in earnings was virtually every midstream energy company transitioning to a capital allocation focused on positive free-cash-flow after dividends. This is a stark change

(unaudited)

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2020 Annual Report | November 30, 2020

made possible by declining capital expenditures for midstream projects and sale of non-core assets. We forecast growth capex to decline by approximately $16 billion YTD as midstream rationalizes project spending. This shift in spending has allowed the midstream sector to not only be free cash flow positive, but materially so, especially compared to other asset classes and the S&P 500. In 2021, we expect midstream companies to have $8 billion of free cash flow after distributions and by 2024 we expect $21 billion of free cash flow after distributions.

We believe midstream companies will more directly return cash flow to shareholders in the form of dividends, debt reduction and share buybacks. While continuing to pay out very high dividend yields, we are advocating for companies to utilize stock buybacks to create their own flows and help turn the tide on stock performance. The numbers show that this can be achieved while still reducing leverage in a meaningful way.

During the last few months of the fiscal year, the buyback announcements started coming in earnest. In early October, Targa Resources (TRGP) announced a $500 million stock buyback program. MPLX and Plains All American followed suite, announcing significant buyback programs for $1 billion and $500 million, respectively for the three largest during the quarter. In total, 10 midstream companies announced share buyback programs in 2020, including six during the fourth quarter. We believe the forthcoming free cash flow and share buyback themes can help drive sustainable outperformance for the midstream sector.

One of the key regulatory announcements of 2020 was the Army Corps of Engineers announcing it began work on an environmental impact statement for the Dakota Access Pipeline, something the district court requested for the better part of the year. Another requirement of the court was that the Corps determine a remedy for the fact that the pipeline no longer has a permit to cross Federal land. The Corps stated that it would require no immediate action and that it does not think the court has jurisdiction over the matter. We are closely monitoring Dakota Access Pipeline developments as the fate of the pipeline impacts several midstream companies. In other pipeline news, in July, the Supreme Court agreed to reinstate streamlined permitting for pipelines across the country, except for Keystone XL. This is positive for the most notable project under construction, the Mountain Valley Pipeline, Equitrans’ 300+ mile natural gas pipeline which is nearing completion after a series of several delays. Construction of the pipeline continues, and we expect for it to be in service within the next year.

While the 2020 presidential election created headline risks for the energy sector, we believe the consensus path forward for the Biden Administration will focus on getting Americans back to work with supportive policies versus policies aimed at opposing the oil and gas industry or destroying jobs. The predominant theme around Biden’s energy plan is to address climate change and create substantial job opportunities for Americans. The topic of climate change and related opportunities for the overall economy was one of the four pillars of the convention platform, integrated into an overall vision of revitalization of America. We expect market economics to dictate the trajectory of future energy supply and demand. Renewables and natural gas are more economic than coal in generating electricity and will likely continue to take share, while crude oil will likely remain the predominant fuel source in the transportation sector for the near future.

Finally, despite past comments early on during the campaign, we do not expect a ban on fracking. It is worth noting that under the Obama Administration, the ban on crude oil exports was lifted which was supportive of the energy industry. Ironically, regulatory pressures have the potential to tighten new supply, pushing oil and gas prices up, and making existing infrastructure more valuable.

2020 also ushered in continued questions about midstream energy’s role in an energy transition environment. During the fiscal year there were three oil majors, Shell, Total SE and BP, that openly discussed a path forward around renewable energy. The European Union (EU) moved further towards renewables and 7 of the 10 largest economies stated their intention to have net-zero emissions by 2050. While the energy transition will take time to play out, midstream management teams openly discussed the role their companies could play in such a transition. Pipeline infrastructure, for example, could be repurposed to transport hydrogen. As the world continues to demand more energy and less carbon, we are encouraging midstream companies to view energy transition opportunistically.

Within the downstream portion of the energy value chain, the refining sector remained among the most challenged sectors in 2020 due to the COVID-19 pandemic. Refinery utilization has recovered from the depths of the economic contraction in March and April but remains below 2019 levels. Permanent refinery closures have and should continue to help balance the market from a supply and demand perspective. From a U.S. refined product standpoint, we believe gasoline and diesel will continue to inch towards pre-COVID levels during 2021 while a slower recovery should be expected in jet fuel. As U.S. energy demand recovers in 2021, U.S. refinery utilization and throughput should exhibit strong growth and return to more normalized levels.

Natural gas liquids, unlike the refining sector, has proved resilient despite challenges faced during the COVID-19 pandemic. Strength can be seen in LPGs (liquid petroleum gases) where demand is driven by global population growth and improvements in living standards in Asia, notably in China and India.

Sustainable infrastructure

2020 started out strong for new renewables installation on the heels of a 2019 that itself was the second and third-strongest years ever for solar and wind, respectively. Like most of the economy, renewables then saw a COVID-driven decline bottom-out during the second quarter, but rebounded substantially in the following months. Utility solar in particular has been only minimally impacted by COVID-19 related construction delays. For solar, more than 19 giga watts (GW) of installations are expected for the full year of

(unaudited)

TortoiseEcofin	3

2020 – making it the most capacity installed in a single year in the U.S. and an increase of new growth of around 40% over 20192. Activity remains concentrated in the southwest and southeast, with Texas ahead of Florida and California in year-to-date installations2. According to the U.S. Energy Information Administration, wind installation is also expected to see a strong finish to the year with as much as 23 GW of new capacity coming on line in 2020.

The pandemic caused little to no slowdown in new project announcements as growth is expected to continue in the coming years with a backlog of more than 150 GW over the next five years. That includes major announcements we’ve seen this year from the likes of Amazon, Google, and Microsoft, among others, as well as from several individual states. This represents market share gain for renewables as, between them, wind and solar represent more than 70% of all U.S. electricity-generating capacity additions in 20202. This is not surprising, given that on a levelized cost of energy basis (LCOE) wind and utility-scale solar tend to be a cheaper option than building out any new fossil fuel powered options. Support from the incoming Biden Administration should serve to only provide further momentum to this trend.

Concluding thoughts

We feel strongly that in the future of energy will be driven by a combination of natural gas and renewables to meet growing energy demand while simultaneously reducing global CO2 emissions. There are many tailwinds driving the move to cleaner energy with the Biden Administration and the trends toward ESG investing. We are positioning the funds to take advantage of these trends and have an optimistic outlook for 2021 and beyond.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of TIS Advisors which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by TIS Advisors and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

Free cash flow is the cash a company produces through its operations, less the cost of total capital expenditures (growth and maintenance).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1.	Energy Information Administration, December 2020 STEO
2.	Solar Market Insight Report, 2020 Q4

(unaudited)

4	TortoiseEcofin

2020 Annual Report | November 30, 2020

Tortoise
MLP & Pipeline Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	TORIX		TORTX		TORCX
Gross expense ratio	0.93%		1.18%		1.93%
Redemption fee	None		None		None
Maximum front-end	None	(1)	5.50%	(2)	None	(1)
sales load
Maximum deferred	None		None	(3)	1.00%	(4)
sales load

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Total-return potential through growth and current income

●	Experienced management teams

Top ten holdings (as of November 30, 2020)

1.	The Williams Companies, Inc.	9.4%
2.	Cheniere Energy, Inc.	7.8%
3.	Enbridge Inc.	7.7%
4.	Kinder Morgan, Inc.	7.6%
5.	TC Energy Corporation	6.3%
6.	Plains GP Holdings, L.P.	5.9%
7.	Targa Resources Corp.	5.9%
8.	ONEOK, Inc.	5.0%
9.	MPLX LP	4.9%
10.	Pembina Pipeline Corporation	4.8%

Key asset performance drivers

●	The fund’s large allocation to natural gas pipeline companies detracted the most from performance

●	Exposure to crude oil pipeline companies and gathering & processing companies also contributed to negative performance

●	The fund’s allocation to power companies and diversified infrastructure added positive performance

Top five contributors
The Williams Companies, Inc.
MPLX LP
Antero Midstream Corporation
NextEra Energy Inc.
Tallgrass Energy LP

Bottom five contributors
ONEOK, Inc.
Targa Resources Corp.
Energy Transfer LP
Plains GP Holdings, L.P.
Kinder Morgan Inc.

(unaudited)

TortoiseEcofin	5

Tortoise
MLP & Pipeline Fund (continued)

Value of $1,000,000 vs. S&P 500® Index Since inception on May 31, 2011 through November 30, 2020

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through November 30, 2020. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

6	TortoiseEcofin

2020 Annual Report | November 30, 2020

Total returns (as of November 30, 2020)

Ticker	Class	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TORIX	Institutional	-24.70%	-9.62%	-2.22%	1.53%	0.93%
TORTX	A Class (excluding load)(2)	-24.94%	-9.94%	-2.52%	1.23%	1.18%
TORTX	A Class (maximum load)(2)	-29.07%	-11.61%	-3.61%	0.63%	1.18%
TORCX	C Class (excluding CDSC)	-25.41%	-10.53%	-3.18%	0.50%	1.93%
TORCX	C Class (including CDSC)	-26.13%	-10.53%	-3.18%	0.50%	1.93%
S&P 500® Index(3)		17.46%	13.17%	13.99%	13.31%	—
TNAPT(4)		-15.83%	-3.54%	2.86%	4.33%	—

(1)	Reflects period from fund inception on May 31, 2011 through November 30, 2020. The Institutional and A Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.
(2)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares
(3)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(4)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	7

Tortoise
MLP & Energy Income Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	INFIX		INFRX		INFFX
Gross expense ratio	1.17%		1.42%		2.17%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.50%	(2)	None	(1)
Maximum deferred sales load	None		None		1.00%	(4)

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Current income through distributions

●	A flexible asset allocation dependent on current market opportunities

●	Experienced management team

Top ten holdings (as of November 30, 2020)

1.	The Williams Companies, Inc.	5.7%
2.	MPLX LP	5.4%
3.	Enterprise Products Partners, L.P.	4.8%
4.	ONEOK, Inc.	4.7%
5.	NextEra Energy Partners LP	4.4%
6.	Magellan Midstream Partners, L.P.	4.2%
7.	TC Energy Corporation	4.2%
8.	Enbridge Inc.	4.2%
9.	Cheniere Energy, Inc.	4.1%
10.	New Fortress Energy, Inc.	4.0%

Key asset performance drivers

●	The fund’s allocation to the refining sector detracted the most from performance

●	Exposure to crude oil pipeline companies and natural gas pipeline companies also restrained performance

●	Exposure to diversified infrastructure companies added positive performance

Top five contributors
New Fortress Energy Inc.
Tallgrass Energy LP
Equitrans Midstream Corporation
MPLX LP
Noble Midstream Partners LP

Bottom five contributors
ONEOK, Inc.
Plains GP Holdings, L.P.
Phillips 66 Partners LP
Energy Transfer LP
Noble Midstream Partners LP

(unaudited)

8	TortoiseEcofin

2020 Annual Report | November 30, 2020

Value of $1,000,000 vs. the Alerian MLP Index Since inception on December 27, 2010 through November 30, 2020

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 27, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on December 27, 2010 through November 30, 2020. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a pricereturn basis (AMZ) and on a total-return basis (AMZX).

(unaudited)

TortoiseEcofin	9

Tortoise
MLP & Energy Income Fund (continued)

Total returns (as of November 30, 2020)

Ticker	Class	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
INFIX	Institutional	-11.83%	-5.38%	-1.77%	1.19%	1.17%
INFRX	A Class (excluding load)	-11.96%	-5.57%	-1.96%	0.97%	1.42%
INFRX	A Class (maximum load)	-16.81%	-7.34%	-3.06%	0.40%	1.42%
INFFX	C Class (excluding CDSC)	-12.72%	-6.34%	-2.73%	0.27%	2.17%
INFFX	C Class (including CDSC)	-13.52%	-6.34%	-2.73%	0.27%	2.17%
Alerian MLP Index(2)		-24.50%	-12.06%	-7.09%	-2.40%	—

(1)	Reflects period from fund inception on December 27 2010 through November 30, 2020. The Institutional Class commenced operations on December 27, 2010, the A Class Shares commenced operation on May 18, 2011 and the C Class Shares commenced operations on April 2, 2012. Performance shown for the A Class and C Class prior to the inception of the A Class Shares and C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the A Class Shares and the C Class Shares, respectively.
(2)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a pricereturn basis (AMZ) and on a total-return basis (AMZX).

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 18 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

10	TortoiseEcofin

2020 Annual Report | November 30, 2020

Tortoise
MLP & Energy Infrastructure Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional
Ticker	MLPPX
Gross expense ratio	0.94%
Redemption fee	None
Maximum front-end sales load	None	(1)
Maximum deferred sales load	None

(1)	While the Institutional Class has no front-end load, advisory and other expenses still apply.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Current income through distributions

●	A flexible asset allocation dependent on current market opportunities

●	Experienced management team

Top ten holdings (as of November 30, 2020)

1.	The Williams Companies, Inc.	5.7%
2.	MPLX LP	5.4%
3.	Enterprise Products Partners, L.P.	4.7%
4.	ONEOK, Inc.	4.7%
5.	NextEra Energy Partners LP	4.4%
6.	Magellan Midstream Partners, L.P.	4.2%
7.	TC Energy Corporation	4.2%
8.	Enbridge Inc.	4.2%
9.	Cheniere Energy, Inc.	4.1%
10.	New Fortress Energy, Inc.	3.9%

Key asset performance drivers

●	The fund’s allocation to the refining sector detracted the most from performance

●	Exposure to crude oil pipeline companies and natural gas pipeline companies also restrained performance

●	Exposure to diversified infrastructure companies added positive performance

Top five contributors
New Fortress Energy Inc.
Tallgrass Energy LP
Equitrans Midstream Corporation
MPLX LP
Noble Midstream Partners LP

Bottom five contributors
ONEOK, Inc.
Plains GP Holdings, L.P.
Phillips 66 Partners LP
Energy Transfer LP
PBF Holding Co LLC, 7.250%, 06/15/2025

(unaudited)

TortoiseEcofin	11

Tortoise
MLP & Energy Infrastructure Fund (continued)

Value of $5,000,000 vs. the Alerian MLP Index November 30, 2010 through November 30, 2020

This chart illustrates the performance of a hypothetical $5,000,000 investment made on November 30, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since November 30, 2010 through November 30, 2020. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

(unaudited)

12	TortoiseEcofin

2020 Annual Report | November 30, 2020

Total returns (as of November 30, 2020)

Ticker	Class	1 year	3 years	5 years	10 years	Since inception(1)	Gross expense ratio(3)
MLPXX	Institutional	-13.48%	-6.16%	-2.87%	0.88%	1.41%	0.94%
Alerian MLP Index(2)		-24.50%	-12.06%	-7.09%	-2.38%	-1.37%	—

(1)	Reflects period from fund inception on September 9, 2010 through November 30, 2020.
(2)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a pricereturn basis (AMZ) and on a total-return basis (AMZX).
(3)	The gross expense ratio is in line with the MLP & Energy Infrastructure Fund’s most recent effective prospectus and may not reflect current year activity.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	13

Tortoise
Energy Evolution Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	TOPIX		TOPTX		TOPCX
Net expense ratio(1)	1.10%		1.35%		2.10%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.50%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) through 3/31/2021. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	15 – 40 holdings across energy value chain

●	Sector ranges will vary over time based on targeted catalyst and trend exposure

●	Value chain segment and company specific exposure will fluctuate based on areas of highest conviction

Top ten holdings (as of November 30, 2020)

1.	Orsted A/S	7.3%
2.	Enel SpA	7.2%
3.	Iberdrola, S.A.	7.1%
4.	NextEra Energy, Inc.	6.2%
5.	RWE AG	6.1%
6.	EDP - Energias de Portugal, S.A.	5.4%
7.	Xcel Energy, Inc.	5.0%
8.	Enbridge Inc.	4.5%
9.	The Williams Companies, Inc.	4.5%
10.	TC Energy Corporation	4.3%

Key asset performance drivers

●	The fund’s large allocation to natural gas pipeline companies, as part of the U.S. exports theme, detracted the most from performance

●	Exposure to integrated energy producers, as part of the CO2 emission reduction theme, also restrained performance

●	The fund’s exposure to power companies, part of the electrification theme, added positive performance

Top five contributors
Orsted A/S
Enel SpA
Iberdrola, S.A.
RWE AG
NextEra Energy, Inc.

Bottom five contributors
ONEOK, Inc.
Royal Dutch Shell PLC
Phillips 66
Kinder Morgan Inc.
Magellan Midstream Partners, L.P.

(unaudited)

14	TortoiseEcofin

2020 Annual Report | November 30, 2020

Value of $1,000,000 vs. S&P 500® Index Since inception on September 30, 2013 through November 30, 2020

This chart illustrates the performance of a hypothetical $1,000,000 investment made on September 30, 2013 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on September 30, 2013 through November 30, 2020. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

The MSCI World Energy Index is designed to capture the large and mid cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (GICS®). You cannot invest directly in an index.

(unaudited)

TortoiseEcofin	15

Tortoise
Energy Evolution Fund (continued)

Total returns (as of November 30, 2020)

Ticker	Class	1 year	3 years	5 years	Since inception(1)	Gross expense ratio(5)
TOPIX	Institutional	-6.19%	-7.76%	-4.16%	-4.44%	2.16%
TOPTX	A Class (excluding load)(2)	-6.30%	-7.97%	-4.39%	-4.67%	2.41%
TOPTX	A Class (maximum load)(2)	-11.40%	-9.68%	-5.46%	-5.41%	2.41%
TOPCX	C Class (excluding CDSC)	-7.10%	-8.66%	-5.09%	-5.37%	3.15%
TOPCX	C Class (including CDSC)	-8.03%	-8.66%	-5.09%	-5.37%	3.15%
S&P 500® Index(3)		17.46%	13.17%	13.99%	13.58%	—
MSCI World Energy Index(4)		-30.38%	-13.43%	-5.73%	-6.87%	—

(1)	Reflects period from fund inception on September 30, 2013 through November 30, 2020.
(2)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares
(3)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(4)	The MSCI World Energy Index is designed to capture the large and mid cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (GICS®). You cannot invest directly in an index.
(5)	The gross expense ratio is in line with the Energy Evolution Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

16	TortoiseEcofin

2020 Annual Report | November 30, 2020

Ecofin
Global Renewables Infrastructure Fund

Basic fund facts

Investment objective: Total Return

Structure: Regulated Investment Company

	Institutional		A Class
Ticker	ECOIX		ECOAX
Net Expense Ratio(1)	1.00%		1.25%
Redemption fee	None		None
Maximum front-end sales load	None	(2)	5.50%	(3)
Maximum deferred sales load	None		None	(4)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) through 8/7/2021. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional Class has no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Current income through distributions

●	A flexible asset allocation dependent on current market opportunities

●	Experienced management team

Top ten holdings (as of November 30, 2020)

1.	NextEra Energy, Inc.	6.3%
2.	Orsted A/S	6.0%
3.	Edison International	6.0%
4.	China Longyuan Power Group Corp. Ltd.	5.3%
5.	Iberdrola, S.A.	5.1%
6.	Brookfield Renewable Partners LP	5.0%
7.	TransAlta Renewables, Inc.	4.7%
8.	EDP - Energias de Portugal, S.A.	4.4%
9.	Exelon Corporation	4.4%
10.	RENOVA, Inc.	4.2%

Key asset performance drivers

●	The fund’s large allocation to power companies focusing on renewable energy contributed the most to the fund’s positive performance

●	Exposure to renewables infrastructure, including wind and solar also added to positive performance

●	Specific company selection detracted from the fund’s positive performance

Top five contributors
RENOVA, Inc.
Sunrun, Inc.
Brookfield Renewable Partners LP
Orsted A/S
Scatec Solar ASA

Bottom five contributors
BCPG PCL
China Suntien Green Energy Corp. Ltd.
Covanta Holding Corporation
SSE PLC
National Grid PLC

(unaudited)

TortoiseEcofin	17

Ecofin
Global Renewables Infrastructure Fund (continued)

Value of $1,000,000 vs. S&P Global Infrastructure® Index November 2, 2015 through November 30, 2020

The Fund commenced operations on August 7, 2020. The performance data quoted for the period prior to August 7, 2020 is that of the Tortoise Global Renewables Infrastructure Fund (the “Predecessor Fund”) and has been adjusted to reflect the Fund’s shares class’ fees and expenses. The Predecessor Fund commenced operations on November 2, 2015 and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. This chart illustrates the performance of a hypothetical $1,000,000 investment made on November 2, 2015 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on November 2, 2015 through November 30, 2020. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.

(unaudited)

18	TortoiseEcofin

2020 Annual Report | November 30, 2020

Total returns (as of November 30, 2020)

Ticker	Class	1 Year	3 Years	5 Years	Since inception	Gross expense ratio(5)
ECOIX(1)(2)	Institutional	36.80%	18.13%	16.49%	15.47%	1.06%
ECOAX(1)(3)	A Class (excluding load)	36.67%	17.89%	16.24%	15.22%	1.31%
ECOAX(1)(3)	A Class (maximum load)	29.15%	15.69%	14.93%	13.94%	1.31%
S&P Global Infrastructure Index(4)		-4.53%	1.39%	6.71%	5.75%	—

(1)	Fund commenced operations on August 7, 2020.
(2)	The performance data quoted for the period prior to August 7, 2020 is that of the Tortoise Global Renewables Infrastructure Fund Limited (the “Predecessor Fund”) and has been adjusted to reflect the Fund’s share class’ fees and expenses. The Predecessor Fund commenced operations during November 2, 2015, and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on August 7, 2020.
(3)	Performance of the A Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class compared to the Institutional Class.
(4)	The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.
(5)	The gross expense ratio is in line with the Global Renewables Infrastructure Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	19

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

20	TortoiseEcofin

2020 Annual Report | November 30, 2020

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 – November 30, 2020) The example for the Ecofin Global Renewables Infrastructure Fund is based on an investment of $1,000 invested at the commencement of operations and held for the entire period (August 7, 2020 – November 30, 2020).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise MLP & Pipeline Fund
	Beginning Account Value (06/01/2020)	Ending Account Value (11/30/2020)	Expenses Paid During Period(1) (06/01/2020 – 11/30/2020)
Institutional Class Actual(2)(3)	$1,000.00	$1,013.30	$4.78
Institutional Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,020.25	$4.80
A Class Actual(2)(3)	$1,000.00	$1,012.20	$6.04
A Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,019.00	$6.06
C Class Actual(2)(3)	$1,000.00	$1,008.60	$9.79
C Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,015.25	$9.82

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95%, 1.20%, and 1.95% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2020 of 1.33%, 1.22% and 0.86% for the Institutional Class, A Class and C Class, respectively.
(3)	Excluding interest expense, the actual expenses would be $4.78, $6.04 and $9.79 for the Institutional Class, A Class and C Class, respectively.
(4)	Excluding interest expense, the hypothetical expenses would be $4.80, $6.06 and $9.82 for the Institutional Class, A Class and C Class, respectively.

(unaudited)

TortoiseEcofin	21

Tortoise MLP & Energy Income Fund
	Beginning Account Value (06/01/2020)	Ending Account Value (11/30/2020)	Expenses Paid During Period(1) (06/01/2020 – 11/30/2020)
Institutional Class Actual(2)(3)	$1,000.00	$1,059.60	$5.77
Institutional Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,019.40	$5.65
A Class Actual(2)(3)	$1,000.00	$1,058.90	$7.05
A Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,018.15	$6.91
C Class Actual(2)(3)	$1,000.00	$1,054.20	$10.89
C Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,014.40	$10.68

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.12%, 1.37%, and 2.12% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2020 of 5.96%, 5.89% and 5.42% for the Institutional Class, A Class and C Class, respectively.
(3)	Excluding interest expense, the actual expenses would be $5.77, $7.05 and $10.84 for the Institutional Class, A Class and C Class, respectively.
(4)	Excluding interest expense, the hypothetical expenses would be $5.65, $6.91 and $10.63 for the Institutional Class, A Class and C Class, respectively.

Tortoise MLP & Energy Infrastructure Fund
	Beginning Account Value (06/01/2020)	Ending Account Value (11/30/2020)	Expenses Paid During Period(1) (06/01/2020 – 11/30/2020)
Institutional Class Actual(2)(3)	$1,000.00	$1,022.40	$5.21
Institutional Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,019.85	$5.20

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.03%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2020 of 2.24%.
(3)	Excluding interest expense, the actual expenses would be $5.06 for the Institutional Class.
(4)	Excluding interest expense, the hypothetical expenses would be $5.05 for the Institutional Class.

(unaudited)

22	TortoiseEcofin

2020 Annual Report | November 30, 2020

Tortoise Energy Evolution Fund
	Beginning Account Value (06/01/2020)	Ending Account Value (11/30/2020)	Expenses Paid During Period(1) (06/01/2020 – 11/30/2020)
Institutional Class Actual(2)(3)	$1,000.00	$1,128.90	$5.85
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.50	$5.55
A Class Actual(2)(3)	$1,000.00	$1,127.90	$7.18
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.25	$6.81
C Class Actual(2)(3)	$1,000.00	$1,123.50	$11.15
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.50	$10.58

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2020 of 12.89%, 12.79% and 12.35% for the Institutional Class, A Class and C Class, respectively.

Ecofin Global Renewables Infrastructure Fund
	Commencement of Operations(1) (08/07/2020)	Ending Account Value (11/30/2020)	Expenses Paid During Period(1) (08/07/2020 – 11/30/2020)
Institutional Class Actual(2)	$1,000.00	$1,144.30	$3.31
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.35	$3.11
A Class Actual(2)	$1,000.00	$1,178.20	$2.34
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.58	$2.16

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period from commencement of operations to November 30, 2020 of 1.00% and 1.25% for the Institutional Class and A Class, respectively, multiplied by the average account value over the period, multiplied by 113/366 for the Institutional Class and 63/366 for the A Class. The Institutional Class commenced operations on August 10, 2020 and the A Class commenced operations on September 29, 2020.
(2)	Based on the actual returns for the period August 7, 2020 (inception date) through November 30, 2020 of 14.43% for the Institutional Class and for the period September 25, 2020 (inception date) through November 30, 2020 of 17.82% for the A Class.

(unaudited)

TortoiseEcofin	23

Tortoise MLP & Pipeline Fund
Schedule of Investments
November 30, 2020

	Shares	Fair Value
Common Stock — 73.5%(1)
Canadian Crude Oil Pipelines — 13.9%(1)
Enbridge Inc.	4,010,165	$125,157,249
Inter Pipeline Ltd.	2,579,551	25,702,156
Pembina Pipeline Corporation	3,061,612	78,078,532
		228,937,937

Canadian Natural Gas/Natural Gas Liquids Pipelines — 8.7%(1)
Keyera Corp.	2,444,425	42,180,307
TC Energy Corporation	2,309,487	101,455,764
		143,636,071

United States Crude Oil Pipelines — 5.8%(1)
Plains GP Holdings, L.P.(2)	12,061,845	95,650,431

United States Diversified Infrastructure — 5.5%(1)
Clearway Energy, Inc.	494,058	14,461,078
NextEra Energy Partners LP	463,650	29,427,865
NextEra Energy, Inc.	506,974	37,308,217
Sempra Energy	64,322	8,199,769
		89,396,929

United States Natural Gas Gathering/Processing — 10.4%(1)
Antero Midstream Corporation	2,626,593	17,703,237
Equitrans Midstream Corporation	6,012,784	49,064,317
Hess Midstream LP	483,874	8,724,248
Targa Resources Corp.	4,044,488	95,045,468
		170,537,270

United States Natural Gas/Natural Gas Liquids Pipelines — 29.2%(1)
Cheniere Energy, Inc.(3)	2,234,414	126,668,930
Kinder Morgan, Inc.	8,522,808	122,557,979
ONEOK, Inc.	2,241,717	80,410,389
The Williams Companies, Inc.	7,210,529	151,276,898
		480,914,196
Total Common Stock
(Cost $1,331,293,304)		1,209,072,834

Master Limited Partnerships — 24.6%(1)

United States Crude Oil Pipelines — 3.3%(1)
BP Midstream Partners LP	1,379,969	15,648,849
Nustar Energy L.P.	355,495	4,724,529
Shell Midstream Partners, L.P.	3,272,685	33,577,748
		53,951,126

United States Natural Gas Gathering/Processing — 1.6%(1)
Western Midstream Partners, LP	2,081,920	26,856,768

United States Natural Gas/Natural Gas Liquids Pipelines — 9.2%(1)
DCP Midstream, LP	453,129	7,318,033
Energy Transfer LP	10,633,013	65,712,020
Enterprise Products Partners L.P.	4,017,262	77,934,883
		150,964,936

United States Other — 0.1%(1)
Westlake Chemical Partners LP	129,936	2,758,541

United States Refined Product Pipelines — 10.4%(1)
Magellan Midstream Partners, L.P.	1,535,098	63,169,283
MPLX LP	3,783,530	79,605,471
Phillips 66 Partners LP	1,055,971	28,384,500
		171,159,254
Total Master Limited Partnerships
(Cost $545,749,792)		405,690,625

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
First American Government Obligations Fund,
Class X, 0.05%(4)
(Cost $1,641,409)	1,641,409	1,641,409
Total Investments — 98.2%(1)
(Cost $1,878,684,505)		1,616,404,868
Other Assets in Excess of
Liabilities, Net — 1.8%(1)		29,628,491
Total Net Assets — 100.0%(1)		$1,646,033,359

(1)	Calculated as a percentage of net assets.
(2)	Represents an affiliated company as defined by the Investment Company Act of 1940.
(3)	Non-income producing security.
(4)	Rate indicated is the current yield as of November 30, 2020.

See accompanying Notes to Financial Statements.

24	TortoiseEcofin

2020 Annual Report | November 30, 2020

Tortoise MLP & Energy Income Fund
Schedule of Investments
November 30, 2020

	Shares	Fair Value
Common Stocks — 45.2%(1)
Britain Power — 1.8%(1)
Atlantica Yield plc	178,060	$6,123,483

Canadian Crude Oil Pipelines — 4.2%(1)
Enbridge Inc.	465,024	14,513,399

Canadian Natural Gas Pipelines — 4.2%(1)
TC Energy Corporation	331,429	14,559,676

United States Crude Oil Pipelines — 3.4%(1)
Plains GP Holdings L.P.	1,503,705	11,924,381

United States Diversified Infrastructure — 6.5%(1)
Clearway Energy, Inc.	255,250	7,471,167
NextEra Energy Partners LP	239,816	15,221,122
		22,692,289

United States Gathering and Processing — 3.9%(1)
Equitrans Midstream Corporation	1,165,251	9,508,448
Targa Resources Corp.	177,689	4,175,692
		13,684,140

United States Natural Gas/Natural Gas Liquids Pipelines — 21.2%(1)
Cheniere Energy, Inc.(2)	252,634	14,321,821
Kinder Morgan, Inc.	660,378	9,496,236
New Fortress Energy, Inc.	318,068	13,711,911
ONEOK, Inc.	452,348	16,225,723
The Williams Companies, Inc.	942,980	19,783,720
		73,539,411
Total Common Stocks
(Cost $187,005,295)		157,036,779

	Principal Amount
Corporate Bonds — 27.2%(1)
Canadian Natural Gas Pipelines — 2.0%(1)
Rockpoint Gas Storage Canada Ltd.
7.000%, 03/31/2023(3)	$7,250,000	6,991,719

Marshall Island Marine Transportation — 2.0%(1)
Teekay Corporation
9.250%, 11/15/2022(3)	3,875,000	3,730,187
Teekay Offshore Partners LP /
Teekay Offshore Finance Corp.
8.500%, 07/15/2023(3)	3,700,000	3,073,461
		6,803,648

United States Gathering and Processing — 12.2%(1)
Antero Midstream Partners LP /
Antero Midstream Finance Corp.
5.750%, 03/01/2027(3)	2,600,000	2,374,125
Blue Racer Midstream LLC /
Blue Racer Finance Corp.
6.125%, 11/15/2022(3)	11,325,000	11,349,632
EnLink Midstream, LLC
5.375%, 06/01/2029	4,255,000	4,039,590
EnLink Midstream Partners, LP
4.850%, 07/15/2026	7,200,000	6,759,000
Hess Midstream Operations LP
5.625%, 02/15/2026(3)	7,750,000	8,016,406
5.125%, 06/15/2028(3)	3,875,000	3,975,518
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.
6.500%, 07/15/2027	5,275,000	5,723,375
		42,237,646

United States Natural Gas Pipelines — 6.5%(1)
NGPL Pipeco LLC
7.768%, 12/15/2037(3)	8,700,000	11,517,394
Tallgrass Energy Partners LP /
Tallgrass Energy Finance Corp.
6.000%, 03/01/2027(3)	4,050,000	4,004,437
5.500%, 01/15/2028(3)	7,575,000	7,237,193
		22,759,024

United States Natural Gas/Natural Gas Liquids Pipelines — 2.6%(1)
New Fortress Energy, Inc.
6.750%, 09/15/2025(3)	8,400,000	8,940,750

United States Oil Field Services — 1.9%(1)
Archrock Partners LP /
Archrock Partners Finance Corp.
6.875%, 04/01/2027(3)	6,275,000	6,535,099
Total Corporate Bonds
(Cost $93,207,264)		94,267,886

See accompanying Notes to Financial Statements.

TortoiseEcofin	25

Tortoise MLP & Energy Income Fund
Schedule of Investments (continued)
November 30, 2020

	Shares	Fair Value
Master Limited Partnerships — 23.9%(1)

United States Natural Gas Pipelines — 11.0%(1)
DCP Midstream, LP	523,079	$8,447,726
Energy Transfer LP	2,169,051	13,404,735
Enterprise Products Partners, L.P.	850,980	16,509,012
		38,361,473

United States Refined Product Pipelines — 12.9%(1)
Magellan Midstream Partners, L.P.	355,215	14,617,098
MPLX LP	887,153	18,665,699
Phillips 66 Partners LP	425,715	11,443,219
		44,726,016
Total Master Limited Partnerships
(Cost $101,497,818)		83,087,489

Convertible Preferred Stock — 1.1%(1)

United States Power — 1.1%(1)
CenterPoint Energy, Inc.
7.000%, 09/01/2021
(Cost $3,564,332)	90,145	3,802,316

Short-Term Investment — 2.4%(1)

United States Investment Company — 2.4%(1)
First American Government Obligations Fund,
Class X, 0.05%(4)
(Cost $8,383,287)	8,383,287	8,383,287

Total Investments — 99.8%(1)
(Cost $393,657,996)		346,577,757
Other Assets in Excess of
Liabilities, Net — 0.2%(1)		747,949
Total Net Assets — 100.0%(1)		$347,325,706

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act 0f 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of November 30, 2020, the value of this investment was $77,745,921 or 22.4% of total net assets.
(4)	Rate indicated is the current yield as of November 30, 2020.

See accompanying Notes to Financial Statements.

26	TortoiseEcofin

2020 Annual Report | November 30, 2020

Tortoise MLP & Energy Infrastructure Fund
Schedule of Investments
November 30, 2020

	Shares	Fair Value
Common Stock — 45.0%(1)

Britain Power — 1.8%(1)
Atlantica Yield plc	8,455	$290,767

Canadian Crude Oil Pipelines — 4.2%(1)
Enbridge Inc.	22,080	689,117

Canadian Natural Gas Pipelines — 4.2%(1)
TC Energy Corporation	15,736	691,282

United States Crude Oil Pipelines — 3.4%(1)
Plains GP Holdings L.P.	71,403	566,226

United States Diversified Infrastructure — 6.5%(1)
Clearway Energy, Inc.	12,120	354,752
NextEra Energy Partners LP	11,389	722,860
		1,077,612

United States Gathering and Processing — 3.9%(1)
Equitrans Midstream Corporation	55,329	451,485
Targa Resources Corp.	8,440	198,340
		649,825

United States Natural Gas/Natural Gas Liquids Pipelines — 21.0%(1)
Cheniere Energy, Inc.(2)	11,996	680,053
Kinder Morgan, Inc.	31,359	450,942
New Fortress Energy, Inc.	15,102	651,047
ONEOK, Inc.	21,481	770,524
The Williams Companies, Inc.	44,774	939,359
		3,491,925
Total Common Stock
(Cost $4,260,500)		7,456,754

Master Limited Partnerships — 23.8%(1)

United States Natural Gas Pipelines — 11.0%(1)
DCP Midstream, LP	24,837	401,118
Energy Transfer LP	102,997	636,521
Enterprise Products Partners, L.P.	40,407	783,896
		1,821,535

United States Refined Product Pipelines — 12.8%(1)
Magellan Midstream Partners, L.P.	16,868	694,118
MPLX LP	42,126	886,331
Phillips 66 Partners LP	20,215	543,379
		2,123,828
Total Master Limited Partnerships
(Cost $2,161,431)		3,945,363

	Principal Amount
Corporate Bonds — 22.8%(1)

Canadian Natural Gas Pipelines — 1.7%(1)
Rockpoint Gas Storage Canada Ltd.
7.000%, 03/31/2023(3)	$300,000	289,313

Marshall Island Marine Transportation — 1.5%(1)
Teekay Corporation
9.250%, 11/15/2022(3)	150,000	144,394
Teekay Offshore Partners LP /
Teekay Offshore Finance Corp.
8.500%, 07/15/2023(3)	125,000	103,833
		248,227

United States Gathering and Processing — 10.2%(1)
Antero Midstream Partners LP /
Antero Midstream Finance Corp.
5.750%, 03/01/2027(3)	95,000	86,747
Blue Racer Midstream LLC /
Blue Racer Finance Corp.
6.125%, 11/15/2022(3)	450,000	450,979
EnLink Midstream, LLC
5.375%, 06/01/2029	175,000	166,140
EnLink Midstream Partners, LP
4.850%, 07/15/2026	275,000	258,156
Hess Midstream Operations LP
5.625%, 02/15/2026(3)	325,000	336,172
5.125%, 06/15/2028(3)	150,000	153,891
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.
6.500%, 07/15/2027	212,000	230,020
		1,682,105

United States Natural Gas Pipelines — 5.6%(1)
NGPL Pipeco LLC
7.768%, 12/15/2037(3)	350,000	463,343
Tallgrass Energy Partners LP /
Tallgrass Energy Finance Corp.
6.000%, 03/01/2027(3)	175,000	173,031
5.500%, 01/15/2028(3)	300,000	286,622
		922,996

See accompanying Notes to Financial Statements.

TortoiseEcofin	27

Tortoise MLP & Energy Infrastructure Fund
Schedule of Investments (continued)
November 30, 2020

	Principal
	Amount/Shares	Fair Value
United States Natural Gas/Natural Gas Liquids — 2.2%(1)
New Fortress Energy, Inc.
6.750%, 09/15/2025(3)	$350,000	$372,531

United States Oil Field Services — 1.6%(1)
Archrock Partners LP /
Archrock Partners Finance Corp.
6.875%, 04/01/2027(3)	250,000	260,363
Total Corporate Bonds
(Cost $3,685,405)		3,775,535

Convertible Preferred Stock — 1.1%(1)

United States Power — 1.1%(1)
CenterPoint Energy, Inc.
7.000%, 09/01/2021
(Cost $169,129)	4,280	180,531

	Shares
Short-Term Investment — 7.0%(1)

United States Investment Company — 7.0%(1)
First American Government Obligations Fund,
Class X, 0.05%(4)
(Cost $1,167,638)	1,167,638	1,167,638

Total Investments — 99.7%(1)
(Cost $11,444,103)		16,525,821
Other Assets in Excess of
Liabilities, Net — 0.3%(1)		47,885
Total Net Assets — 100.0%(1)		$16,573,706

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act 0f 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of November 30, 2020, the value of this investment was $3,121,219 or 18.8% of total net assets.
(4)	Rate indicated is the current yield as of November 30, 2020.

See accompanying Notes to Financial Statements.

28	TortoiseEcofin

2020 Annual Report | November 30, 2020

Tortoise Energy Evolution Fund
Schedule of Investments
November 30, 2020

	Shares	Fair Value
Common Stock — 109.9%(1)

Australia Power — 2.6%(1)
Spark Infrastructure Group	142,684	$214,286

Britain Power — 4.0%(1)
Atlantica Sustainable Infrastructure PLC	9,545	328,253

Canadian Crude Oil Pipelines — 5.1%(1)
Enbridge Inc.	13,501	421,366

Canadian Natural Gas/Natural Gas Liquids Pipelines — 4.9%(1)
TC Energy Corporation	9,158	402,311

Canadian Power — 6.9%(1)
Algonquin Power & Utilities Corp.	10,218	160,111
Innergex Renewable Energy Inc.	10,423	206,261
TransAlta Renewables Inc.	14,728	203,450
		569,822

Canadian Renewable Infrastructure — 1.5%(1)
Ballard Power Systems Inc.(2)	6,062	124,453

Denmark Power — 8.3%(1)
Orsted A/S	3,822	687,680

Germany Power — 7.0%(1)
RWE AG	13,924	575,928

Italy Power — 12.7%(1)
Enel SpA	67,888	681,107
Terna — Rete Elettrica Nazionale SpA	48,972	367,844
		1,048,951

Portugal Power — 6.2%(1)
EDP — Energias de Portugal, S.A.	95,324	509,532

Spain Power — 8.1%(1)
Iberdrola, S.A.	48,628	667,550

United States Diversified Infrastructure — 21.0%(1)
Clearway Energy, Inc.	6,578	192,538
Dominion Energy, Inc.	1,084	85,083
NextEra Energy Partners LP	4,207	267,018
NextEra Energy, Inc.	7,932	583,716
Sempra Energy	1,101	140,356
Xcel Energy, Inc.	6,919	466,064
		1,734,775

United States Natural Gas/Natural Gas Liquids Pipelines — 8.8%(1)
Cheniere Energy, Inc.(2)	3,388	192,066
New Fortress Energy Inc.	2,692	116,052
The Williams Companies, Inc.	20,029	420,208
		728,326

United States Power — 9.4%(1)
Covanta Holding Corporation	31,329	388,479
Edison International	1,694	103,944
Eversource Energy	2,110	184,646
Public Service Enterprise Group Incorporated	1,692	98,610
		775,679

United States Renewable Infrastructure — 1.2%(1)
Generac Holdings Inc.(2)	442	95,295

United States Solar — 2.2%(1)
Sunrun Inc.(2)	2,795	179,104
Total Common Stock
(Cost $7,794,301)		9,063,311

Master Limited Partnership — 3.4%(1)

United States Natural Gas/Natural Gas Liquids Pipelines — 3.4%(1)
Enterprise Products Partners L.P.
(Cost $264,956)	14,559	282,445

Short-Term Investment — 0.9%(1)

United States Investment Company — 0.9%(1)
First American Government Obligations Fund,
Class X, 0.05%(3)
(Cost $74,472)	74,472	74,472

Total Investments — 114.2%(1)
(Cost $8,133,729)		9,420,228
Liabilities in Excess of
Other Assets, Net — (14.2)%(1)		(1,171,478)
Total Net Assets — 100.0%(1)		$8,248,750

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2020.

See accompanying Notes to Financial Statements.

TortoiseEcofin	29

Ecofin Global Renewables Infrastructure Fund
Schedule of Investments
November 30, 2020

	Shares	Fair Value
Common Stock — 87.3%(1)

Australia Power — 2.0%(1)
Spark Infrastructure Group	1,436,217	$2,156,945

Belgium Power — 2.0%(1)
Elia Group SA/NV	19,438	2,197,167

Canada Power — 9.3%(1)
Algonquin Power & Utilities Corp.	182,151	2,854,218
Innergex Renewable Energy Inc.	131,507	2,602,395
TransAlta Renewables, Inc.	342,088	4,725,540
		10,182,153

Denmark Power — 5.5%(1)
Orsted A/S	33,249	5,982,386

Germany Power — 3.7%(1)
Encavis AG	190,305	4,044,108

Hong Kong Power — 4.9%(1)
China Longyuan Power Group Corp. Ltd.	6,304,498	5,326,304

Hong Kong Transportation/Storage — 3.2%(1)
China Suntien Green Energy Corp. Ltd.	13,158,397	3,481,631

Italy Power — 7.1%(1)
ERG SpA	167,200	4,041,231
Terna — Rete Elettrica Nazionale SpA	500,724	3,761,096
		7,802,327

Japan Power — 3.9%(1)
RENOVA, Inc.(2)	171,672	4,236,972

Norway Power — 2.6%(1)
Scatec Solar ASA	90,569	2,827,872

Portugal Power — 4.0%(1)
EDP — Energias de Portugal, S.A.	829,285	4,432,738

Spain Power — 4.7%(1)
Iberdrola, S.A.	375,436	5,153,869

United States Diversified Infrastructure — 8.4%(1)
NextEra Energy Partners LP	45,681	2,899,373
NextEra Energy, Inc.	85,316	6,278,404
		9,177,777

United States Power — 22.2%(1)
Atlantica Yield plc	122,548	4,214,426
Brookfield Renewable Partners LP	78,314	4,979,204
Covanta Holding Corporation	73,108	906,539
Edison International	97,479	5,981,311
Exelon Corporation	106,910	4,390,794
Public Service Enterprise
Group Incorporated	65,553	3,820,429
		24,292,703

United States Solar — 3.8%(1)
Sunrun, Inc.(2)	65,451	4,194,100
Total Common Stock
(Cost $76,359,075)		95,489,052

Short-Term Investment — 4.1%(1)

United States Investment Company — 4.1%(1)
First American Government Obligations Fund,
Class X, 0.05%(3)
(Cost $4,504,049)	4,504,049	4,504,049

Total Investments — 91.4%(1)
(Cost $80,863,124)		99,993,101
Other Assets in Excess of
Liabilities, Net — 8.6%(1)		9,393,019
Total Net Assets — 100.0%(1)		$109,386,120

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2020.

See accompanying Notes to Financial Statements.

30	TortoiseEcofin

2020 Annual Report | November 30, 2020

Ecofin Global Renewables Infrastructure Fund
Open Swap Contracts
November 30, 2020

			Pay/Receive
			on					Unrealized
		Termination	Financing		Payment		Notional	Appreciation
Counterparty	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)*
Morgan Stanley	SSE PLC	8/17/21	Pay	0.200% + Sterling	Monthly	86,189	$1,540,854	$(24,267)
				Overnight Index Average

Morgan Stanley	EDF	8/17/21	Pay	0.200% + Euro	Monthly	228,515	3,465,900	188,792
				Overnight Index Average

Morgan Stanley	Greencoat UK	8/17/21	Pay	0.200% + Sterling	Monthly	1,552,218	2,698,430	(3,669)
	Wind PLC			Overnight Index Average

Morgan Stanley	National Grid PLC	8/17/21	Pay	0.200% + Sterling	Monthly	169,012	1,911,609	(163,575)
				Overnight Index Average
								$(2,719)

*	Based on the net swap value held at each counterparty. Unrealized appreciation (depreciation) is a receivable (payable).

TortoiseEcofin	31

Statements of Assets & Liabilities
November 30, 2020

		Tortoise MLP
	Tortoise MLP &	& Energy
	Pipeline Fund	Income Fund
Assets:
Investments, at fair value
Unaffiliated Investments (cost $1,707,167,626, $393,657,996, $11,444,103,
$8,133,729 and $80,863,124, respectively)	$1,520,754,437	$346,577,757
Affiliated Investments (cost $171,516,879, $0, $0 $0 and $0, respectively)	95,650,431	—
Cash	—	4
Foreign cash (cost $0, $0, $0, $0, $35,269, respectively)	—	—
Cash held as collateral	—	—
Dividends and interest receivable	3,238,779	2,209,654
Receivable for investment securities sold	27,148,639	—
Receivable for capital shares sold	3,644,945	500,198
Receivable for Adviser expense reimbursement	—	—
Prepaid expenses and other assets	49,662	51,243
Total assets	1,650,486,893	349,338,856
Liabilities:
Payable for swap contracts	—	—
Payable for investment securities purchased	—	—
Payable for capital shares redeemed	2,938,488	1,603,070
Payable to Adviser	1,094,791	277,547
Payable for fund administration & accounting fees	104,474	39,972
Payable for compliance fees	2,157	2,165
Payable for custody fees	15,967	2,346
Payable for audit & tax	51,152	27,232
Payable for transfer agent fees & expenses	63,984	20,623
Payable for interest expense	276	—
Accrued expenses	88,878	21,168
Accrued distribution fees	93,367	19,027
Total liabilities	4,453,534	2,013,150
Net Assets	$1,646,033,359	$347,325,706
Net Assets Consist of:
Capital Stock	$3,239,811,710	$711,573,291
Total distributable earnings (loss)	(1,593,778,351)	(364,247,585)
Net Assets	$1,646,033,359	$347,325,706

Institutional Class
Net Assets	$1,493,620,893	$291,420,192
Shares issued and outstanding(1)	179,234,249	53,551,093
Net asset value, redemption price and minimum offering price per share	$8.33	$5.44

A Class
Net Assets	$132,881,598	$32,255,361
Shares issued and outstanding(1)	16,098,050	5,803,962
Net asset value, redemption price and minimum offering price per share	$8.25	$5.56
Maximum offering price per share(2)	$8.73	$5.88

C Class
Net Assets	$19,530,868	$23,650,153
Shares issued and outstanding(1)	2,387,810	4,242,663
Net asset value, redemption price and minimum offering price per share	$8.18	$5.57

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

See accompanying Notes to Financial Statements.

32	TortoiseEcofin

2020 Annual Report | November 30, 2020

Tortoise MLP		Ecofin Global
& Energy	Tortoise Energy	Renewables
Infrastructure Fund	Evolution Fund	Infrastructure Fund

$16,525,821	$9,420,228	$99,993,101
—	—	—
—	—	—
—	—	35,326
—	—	8,990,948
99,465	21,013	371,252
—	—	176,053
—	78,640	90,150
10,403	20,284	23,965
9,910	22,114	12,430
16,645,599	9,562,279	109,693,225

—	—	2,719
—	—	176,053
—	1,226,196	—
19,208	6,367	63,375
12,998	16,844	15,246
2,164	2,165	1,619
834	5,070	5,545
27,051	42,849	28,646
1,492	4,571	3,713
—	68	—
8,146	7,801	9,963
—	1,598	226
71,893	1,313,529	307,105
$16,573,706	$8,248,750	$109,386,120

$150,132,491	$40,055,830	$88,709,154
(133,558,785)	(31,807,080)	20,676,966
$16,573,706	$8,248,750	$109,386,120

$16,573,706	$5,550,035	$108,047,953
3,212,575	801,749	9,461,639
$5.16	$6.92	$11.42

$—	$1,948,027	$1,338,167
—	283,291	116,983
$—	$6.88	$11.44
$—	$7.28	$12.11

$—	$750,688	$—
—	113,031	—
$—	$6.64	$—

TortoiseEcofin	33

Statements of Operations
For the Year Ended November 30, 2020

		Tortoise MLP
	Tortoise MLP &	& Energy
	Pipeline Fund	Income Fund
Investment Income:
Dividends and distributions from unaffiliated common stock	$122,164,658	$12,088,080
Dividends and distributions from affiliated common stock	10,413,327	—
Distributions from master limited partnerships	67,802,481	13,903,675
Less: return of capital on distributions from unaffiliated investments	(122,466,034)	(20,241,244)
Less: return of capital on distributions from affiliated investments	(10,413,327)	—
Less: foreign taxes withheld	(5,380,334)	(382,255)
Net dividends and distributions from investments	62,120,771	5,368,256
Dividends from money market mutual funds	256,532	94,772
Interest income	—	9,711,486
Total investment income	62,377,303	15,174,514
Expenses:
Advisory fees (See Note 6)	20,533,746	4,812,477
Fund administration & accounting fees (See Note 6)	926,247	323,554
Transfer agent fees & expenses (See Note 6)	483,769	99,606
Shareholder communication fees	254,325	56,944
Registration fees	199,032	75,139
Custody fees (See Note 6)	146,399	22,697
Audit & tax fees	47,508	23,994
Insurance fees	21,099	3,593
Other	15,013	7,005
Trustee fees	13,238	10,006
Compliance fees (See Note 6)	10,301	10,844
Legal fees	7,579	6,786
Distribution fees (See Note 7):
A Class	579,147	89,504
C Class	253,188	323,192
Total expenses before interest expense on line of credit	23,490,591	5,865,341
Interest expense on line of credit (See Note 11)	82,229	24,111
Total expenses before reimbursement/recoupment	23,572,820	5,889,452
Fee recoupment (See Note 6)	—	26,884
Less: expense reimbursement by Adviser	—	(26,884)
Net expenses	23,572,820	5,889,452
Net Investment Income	38,804,483	9,285,062
Realized and Unrealized Gain (Loss) on Investments
and Translations of Foreign Currency
Net realized gain (loss) on:
Unaffiliated investments, including foreign currency gain (loss)	(933,053,281)	(113,299,470)
Affiliated investments, including foreign currency gain (loss)	(50,625,613)	—
Written options contracts	—	(2,188,386)
Swap contracts	—	—
Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments and translations of foreign currency	(84,888,734)	(15,202,128)
Affiliated investments and translations of foreign currency	(39,596,967)	—
Written options contracts	—	1,758,724
Swap contracts	—	—
Net Realized and Unrealized Gain (Loss) on Investments
and Translations of Foreign Currency	(1,108,164,595)	(128,931,260)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,069,360,112)	$(119,646,198)

See accompanying Notes to Financial Statements.

34	TortoiseEcofin

2020 Annual Report | November 30, 2020

Tortoise MLP		Ecofin Global
& Energy	Tortoise Energy	Renewables
Infrastructure Fund	Evolution Fund	Infrastructure Fund

$1,591,228	$503,460	$862,291
—	—	—
1,850,806	52,337	—
(2,699,403)	(120,442)	(123,546)
—	—	—
(49,298)	(32,354)	(48,862)
693,333	403,001	689,883
16,314	328	509
1,136,841	—	—
1,846,488	403,329	690,392

460,005	95,260	205,312
82,949	111,337	34,582
5,240	24,640	5,974
4,561	1,899	1,198
18,685	47,455	39,468
16,977	36,767	13,697
24,056	39,203	28,646
1,366	1,330	4
1,501	8,654	1,201
10,063	12,471	3,304
10,440	10,312	3,040
7,182	7,490	64,737

—	4,479	249
—	8,238	—
643,025	409,535	401,412
7,201	937	—
650,226	410,472	401,412
4,166	—	—
(34,322)	(273,530)	(127,414)
620,070	136,942	273,998
1,226,418	266,387	416,394

(16,231,897)	(3,314,275)	728,125
—	—	—
(607,940)	—	—
—	—	624,251

7,743,024	1,287,104	19,124,210
—	—	—
177,446	—	—
—	—	(2,719)

(8,919,367)	(2,027,171)	20,473,867
$(7,692,949)	$(1,760,784)	$20,890,261

TortoiseEcofin	35

Statements of Changes in Net Assets

	Tortoise MLP & Pipeline Fund		Tortoise MLP & Energy Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Operations
Net investment income	$38,804,483	$39,717,457	$9,285,062	$13,219,961
Net realized loss on unaffiliated investments,
written options contracts and foreign currency	(933,053,281)	(118,356,314)	(115,487,856)	(45,624,308)
Net realized loss on affiliated investments
and foreign currency	(50,625,613)	—	—	—
Net change in unrealized depreciation of affiliated
investments and translations of foreign currency	(39,596,967)	—	—	—
Net change in unrealized appreciation (depreciation)
of unaffiliated investments, written options
contracts and translations of foreign currency	(84,888,734)	38,511,279	(13,443,404)	26,021,877
Net decrease in net assets resulting
from operations	(1,069,360,112)	(40,127,578)	(119,646,198)	(6,382,470)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	1,666,220,458	1,735,478,141	216,836,920	331,280,795
Proceeds from reinvestment of distributions	80,595,382	116,680,997	20,273,405	41,875,525
Payments for shares redeemed	(2,480,220,357)	(1,985,311,239)	(435,561,392)	(423,416,384)
Proceeds from redemption fees	—	—	—	64,051
Decrease in net assets from
Institutional Class transactions	(733,404,517)	(133,152,101)	(198,451,067)	(50,196,013)
A Class(1):
Proceeds from shares sold	66,455,457	99,215,372	21,090,138	17,094,555
Proceeds from reinvestment of distributions	8,121,627	20,142,451	1,114,922	1,766,514
Payments for shares redeemed	(246,342,793)	(95,709,057)	(23,895,013)	(23,666,932)
Proceeds from redemption fees	—	—	—	18,653
Increase (Decrease) in net assets from
A Class transactions	(171,765,709)	23,648,766	(1,689,953)	(4,787,210)
C Class:
Proceeds from shares sold	6,315,299	8,742,459	5,103,535	12,441,343
Proceeds from reinvestment of distributions	716,944	1,273,399	1,061,684	2,060,859
Payments for shares redeemed	(14,426,219)	(21,390,810)	(19,839,051)	(17,917,138)
Proceeds from redemption fees	—	—	—	10,027
Decrease in net assets from C Class transactions	(7,393,976)	(11,374,952)	(13,673,832)	(3,404,909)
Net decrease in net assets resulting
from capital share transactions	(912,564,202)	(120,878,287)	(213,814,852)	(58,388,132)
Distributions to Shareholders
From distributable earnings
Institutional Class	(33,907,900)	(54,033,930)	(5,229,945)	(1,078,191)
A Class(1)	(3,340,533)	(6,745,708)	(442,607)	(78,538)
C Class	(127,088)	(340,815)	(346,587)	(74,983)
From tax return of capital
Institutional Class	(63,087,200)	(99,340,629)	(29,373,316)	(63,519,356)
A Class(1)	(5,107,626)	(13,841,994)	(2,566,298)	(4,711,756)
C Class	(692,215)	(1,115,300)	(2,021,216)	(4,192,292)
Total distributions to shareholders	(106,262,562)	(175,418,376)	(39,979,969)	(73,655,116)
Total Decrease in Net Assets	(2,088,186,876)	(336,424,241)	(373,441,019)	(138,425,718)
Net Assets
Beginning of year	3,734,220,235	4,070,644,476	720,766,725	859,192,443
End of year	$1,646,033,359	$3,734,220,235	$347,325,706	$720,766,725

(1)	Prior to March 30, 2019, A Class Shares for the MLP & Pipeline Fund were known as Investor Class Shares

See accompanying Notes to Financial Statements.

36	TortoiseEcofin

2020 Annual Report | November 30, 2020

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Pipeline Fund		Tortoise MLP & Energy Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Transactions in Shares:
Institutional Class:
Shares sold	196,548,538	140,773,462	37,743,731	45,267,457
Shares issued to holders in reinvestment
of dividends	8,890,623	9,729,012	3,616,878	5,824,325
Shares redeemed	(304,075,115)	(160,919,033)	(81,062,908)	(58,583,809)
Decrease in Institutional Class shares outstanding	(98,635,954)	(10,416,559)	(39,702,299)	(7,492,027)
A Class(1):
Shares sold	7,776,352	7,957,922	3,567,851	2,290,349
Shares issued to holders in reinvestment
of dividends	877,896	1,689,780	194,479	241,586
Shares redeemed	(33,402,644)	(7,776,547)	(4,583,449)	(3,235,462)
Increase (Decrease) in A Class shares outstanding	(24,748,396)	1,871,155	(821,119)	(703,527)
C Class:
Shares sold	647,938	734,617	897,219	1,665,205
Shares issued to holders in reinvestment
of dividends	85,701	106,172	185,660	280,410
Shares redeemed	(1,671,446)	(1,785,450)	(3,659,576)	(2,419,130)
Decrease in C Class shares outstanding	(937,807)	(944,661)	(2,576,697)	(473,515)
Net decrease in shares outstanding	(124,322,157)	(9,490,065)	(43,100,115)	(8,669,069)

(1)	Prior to March 30, 2019, A Class Shares for the MLP & Pipeline Fund were known as Investor Class Shares

See accompanying Notes to Financial Statements.

TortoiseEcofin	37

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Energy Infrastructure Fund		Tortoise Energy Evolution Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Operations
Net investment income	$1,226,418	$2,840,107	$266,387	$269,085
Net realized loss on investments,
written options contracts and foreign currency	(16,839,837)	(31,020,540)	(3,314,275)	(7,232,326)
Net change in unrealized appreciation
of investments, written options contracts
and translations of foreign currency	7,920,470	36,860,325	1,287,104	4,113,782
Net increase (decrease) in net assets resulting
from operations	(7,692,949)	8,679,892	(1,760,784)	(2,849,459)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	27,891,465	28,824,075	4,046,071	10,542,931
Proceeds from reinvestment of distributions	4,776,174	14,452,643	183,427	—
Payments for shares redeemed	(79,534,627)	(227,497,717)	(18,559,538)	(19,258,055)
Proceeds from redemption fees	—	11,367	—	—
Decrease in net assets from
Institutional Class transactions	(46,866,988)	(184,209,632)	(14,330,040)	(8,715,124)
A Class(1):
Proceeds from shares sold	—	—	891,690	480,956
Proceeds from reinvestment of distributions	—	—	32,469	—
Payments for shares redeemed	—	—	(1,160,766)	(1,581,843)
Decrease in net assets from A Class transactions	—	—	(236,607)	(1,100,887)
C Class:
Proceeds from shares sold	—	—	218,590	1,747,294
Proceeds from reinvestment of distributions	—	—	3,204	—
Payments for shares redeemed	—	—	(715,405)	(2,056,386)
Decrease in net assets from C Class transactions	—	—	(493,611)	(309,092)
Net decrease in net assets resulting
from capital share transactions	(46,866,988)	(184,209,632)	(15,060,258)	(10,125,103)
Distributions to Shareholders
From distributable earnings
Institutional Class	(1,874,368)	(8,869,767)	(316,197)	—
A Class(1)	—	—	(39,647)	—
C Class	—	—	(3,679)	—
From tax return of capital
Institutional Class	(2,901,876)	(5,582,876)	—	—
A Class(1)	—	—	—	—
C Class	—	—	—	—
Total distributions to shareholders	(4,776,244)	(14,452,643)	(359,523)	—
Total Decrease in Net Assets	(59,336,181)	(189,982,383)	(17,180,565)	(12,974,562)
Net Assets
Beginning of year	75,909,887	265,892,270	25,429,315	38,403,877
End of year	$16,573,706	$75,909,887	$8,248,750	$25,429,315

(1)	Prior to March 30, 2019, A Class Shares for the Energy Evolution Fund were known as Investor Class Shares.

See accompanying Notes to Financial Statements.

38	TortoiseEcofin

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Energy Infrastructure Fund		Tortoise Energy Evolution Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2020	November 30, 2019	November 30, 2020	November 30, 2019
Transactions in Shares:
Institutional Class:
Shares sold	6,209,395	4,072,546	635,561	1,358,682
Shares issued to holders in reinvestment
of dividends	880,190	2,031,608	23,915	—
Shares redeemed	(15,515,865)	(31,200,191)	(2,746,248)	(2,509,009)
Decrease in Institutional Class shares outstanding	(8,426,280)	(25,096,037)	(2,086,772)	(1,150,327)
A Class(1):
Shares sold	—	—	144,824	64,578
Shares issued to holders in reinvestment
of dividends	—	—	4,250	—
Shares redeemed	—	—	(180,165)	(210,561)
Decrease in A Class shares outstanding	—	—	(31,091)	(145,983)
C Class:
Shares sold	—	—	34,127	247,613
Shares issued to holders in reinvestment
of dividends	—	—	431	—
Shares redeemed	—	—	(107,244)	(275,689)
Decrease in C Class shares outstanding	—	—	(72,686)	(28,076)
Net decrease in shares outstanding	(8,426,280)	(25,096,037)	(2,190,549)	(1,324,386)

(1)	Prior to March 30, 2019, A Class Shares for the Energy Evolution Fund were known as Investor Class Shares.

See accompanying Notes to Financial Statements.

TortoiseEcofin	39

Statements of Changes in Net Assets (continued)

Ecofin Global
Renewables
Infrastructure Fund
Period from
Inception(1) to
November 30, 2020
Operations
Net investment income	$416,394
Net realized gain on investments, swap contracts and foreign currency	1,352,376
Net change in unrealized appreciation of investments, swap contracts and translations of foreign currency	19,121,491
Net increase in net assets resulting from operations	20,890,261
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	17,033,185
Proceeds from reinvestment of distributions	208,962
Payments for shares redeemed	(203,273)
Proceeds related to shares issued from reorganization (See Note 13)	70,442,917
Increase in net assets from Institutional Class transactions	87,481,791
A Class:
Proceeds from shares sold	1,227,248
Proceeds from reinvestment of distributions	115
Payments for shares redeemed	—
Increase in net assets from A Class transactions	1,227,363
Net increase in net assets resulting from capital share transactions	88,709,154
Distributions to Shareholders
From distributable earnings
Institutional Class	(211,910)
A Class	(1,385)
Total distributions to shareholders	(213,295)
Total Increase in Net Assets	109,386,120
Net Assets
Beginning of period	—
End of period	$109,386,120

(1)	Inception date of the Institutional Class was August 7, 2020 and the A Class was September 25, 2020.

See accompanying Notes to Financial Statements.

40	TortoiseEcofin

2020 Annual Report | November 30, 2020

Statements of Changes in Net Assets (continued)

Ecofin Global
Renewables
Infrastructure Fund
Period from
Inception(1) to
November 30, 2020
Transactions in Shares:
Institutional Class:
Shares sold	1,636,928
Shares issued to holders in reinvestment of dividends	18,395
Shares redeemed	(18,902)
Shares issued from reorganization (See Note 13)	7,825,218
Increase in Institutional Class shares outstanding	9,461,639
A Class:
Shares sold	116,973
Shares issued to holders in reinvestment of dividends	10
Shares redeemed	—
Increase in A Class shares outstanding	116,983
Net increase in shares outstanding	9,578,622

(1)	Inception date of the Institutional Class was August 7, 2020 and the A Class was September 25, 2020.

See accompanying Notes to Financial Statements.

TortoiseEcofin	41

Tortoise MLP & Pipeline Fund
Financial Highlights
Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017	2016
Per Common Share Data(1)
Net asset value, beginning of year	$11.61	$12.29	$12.85	$13.76	$11.28
Investment operations:
Net investment income(2)	0.12	0.14	0.16	0.15	0.21 (3)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(2.96)	(0.26)	(0.26)	(0.64)	2.59
Total from investment operations	(2.84)	(0.12)	(0.10)	(0.49)	2.80
Less distributions from:
Net investment income	(0.14)	(0.20)	(0.17)	(0.22)	(0.27)
Net realized gains	—	—	—	—	—
Return of capital	(0.30)	(0.36)	(0.29)	(0.20)	(0.05)
Total distributions	(0.44)	(0.56)	(0.46)	(0.42)	(0.32)
Net asset value, end of year	$8.33	$11.61	$12.29	$12.85	$13.76
Total Return	(24.70)%	(1.09)%	(0.88)%	(3.63)%	25.62%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$1,493,621	$3,226,450	$3,544,401	$2,872,704	$2,213,434
Ratio of expenses to average net assets	0.94%	0.93%	0.93%	0.96%	0.97%
Ratio of expenses excluding interest expense
to average net assets	0.94%	0.93%	0.93%	0.96%	0.97%
Ratio of net investment income to average net assets	1.64%	1.01%	1.06%	1.17%	1.73%
Portfolio turnover rate	39%	19%	14%	15%	25%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2019, 2018, 2017, and 2016 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.

See accompanying Notes to Financial Statements.

42	TortoiseEcofin

2020 Annual Report | November 30, 2020

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
A Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017	2016
Per Common Share Data(1)
Net asset value, beginning of year	$11.50	$12.18	$12.77	$13.67	$11.23
Investment operations:
Net investment income(2)	0.16	0.11	0.06	0.13	0.18 (3)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(3.01)	(0.26)	(0.22)	(0.64)	2.56
Total from investment operations	(2.85)	(0.15)	(0.16)	(0.51)	2.74
Less distributions from:
Net investment income	(0.11)	(0.18)	(0.16)	(0.20)	(0.25)
Net realized gains	—	—	—	—	—
Return of capital	(0.29)	(0.35)	(0.27)	(0.19)	(0.05)
Total distributions	(0.40)	(0.53)	(0.43)	(0.39)	(0.30)
Net asset value, end of year	$8.25	$11.50	$12.18	$12.77	$13.67
Total Return(4)	(24.94)%	(1.38)%	(1.31)%	(3.81)%	25.25%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$132,882	$469,882	$474,785	$300,926	$312,642
Ratio of expenses to average net assets	1.19%	1.18%	1.18%	1.21%	1.22%
Ratio of expenses excluding interest expense
to average net assets	1.18%	1.18%	1.18%	1.21%	1.22%
Ratio of net investment income to average net assets	1.40%	0.76%	0.81%	0.92%	1.48%
Portfolio turnover rate	39%	19%	14%	15%	25%

(1)	For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(2)	The per common share data for the years ended November 30, 2019, 2018, 2017, and 2016 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

TortoiseEcofin	43

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
C Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017	2016
Per Common Share Data(1)
Net asset value, beginning of year	$11.39	$12.05	$12.61	$13.51	$11.14
Investment operations:
Net investment income (loss)(2)	0.05	(0.01)	— (3)	0.02	0.08 (4)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(2)	(2.94)	(0.23)	(0.23)	(0.62)	2.55
Total from investment operations	(2.89)	(0.24)	(0.23)	(0.60)	2.63
Less distributions from:
Net investment income	(0.11)	(0.15)	(0.12)	(0.16)	(0.22)
Net realized gains	—	—	—	—	—
Return of capital	(0.21)	(0.27)	(0.21)	(0.14)	(0.04)
Total distributions	(0.32)	(0.42)	(0.33)	(0.30)	(0.26)
Net asset value, end of year	$8.18	$11.39	$12.05	$12.61	$13.51
Total Return(5)	(25.41)%	(2.13)%	(1.89)%	(4.51)%	24.37%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$19,530	$37,888	$51,458	$58,147	$60,170
Ratio of expenses to average net assets	1.94%	1.93%	1.93%	1.96%	1.97%
Ratio of expenses excluding interest expense
to average net assets	1.94%	1.93%	1.93%	1.96%	1.97%
Ratio of net investment income to average net assets	0.64%	0.01%	0.06%	0.17%	0.73%
Portfolio turnover rate	39%	19%	14%	15%	25%

(1)	For a C Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2019, 2018, 2017, and 2016 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Amount per share is less than $0.01.
(4)	Per share amounts calculated using average shares method.
(5)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

44	TortoiseEcofin

2020 Annual Report | November 30, 2020

Tortoise MLP & Energy Income Fund
Financial Highlights
Institutional Class

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	November 30,	November 30,	November 30,		November 30,		November 30,
	2020	2019	2018		2017		2016
Per Common Share Data(1)
Net asset value, beginning of year	$6.74	$7.43	$8.42		$9.70		$9.20
Investment operations:
Net investment income	0.11 (2)	0.81	0.08	(2)	0.11	(2)	0.23	(2)
Net realized and unrealized gain (loss) on
investments and translations of foreign currency	(0.91)	(0.82)	(0.35)		(0.68)		1.01
Total from investment operations	(0.80)	(0.01)	(0.27)		(0.57)		1.24
Less distributions from:
Net investment income	(0.08)	(0.01)	(0.43)		(0.16)		(0.25)
Net realized gains	—	—	—		—		—
Return of capital	(0.42)	(0.67)	(0.29)		(0.55)		(0.49)
Total distributions	(0.50)	(0.68)	(0.72)		(0.71)		(0.74)
Redemption fee proceeds	—	— (3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of year	$5.44	$6.74	$7.43		$8.42		$9.70
Total Return	(11.83)%	(0.29)%	(3.66)%		(6.03)%		14.93%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$291,420	$628,295	$748,415		$735,670		$733,365
Ratio of expenses to average net assets	1.14%	1.17%	1.16%		1.14%		1.15%
Ratio of expenses excluding interest expense
to average net assets	1.13%	1.17%	1.16%		1.14%		1.15%
Ratio of net investment income to average net assets	2.02%	1.68%	0.99%		1.23%		2.61%
Portfolio turnover rate	43%	48%	55%		30%		65%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.

See accompanying Notes to Financial Statements.

TortoiseEcofin	45

Tortoise MLP & Energy Income Fund Financial Highlights (continued)
A Class

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	November 30,	November 30,	November 30,		November 30,		November 30,
	2020	2019	2018		2017		2016
Per Common Share Data(1)
Net asset value, beginning of year	$6.87	$7.56	$8.57		$9.87		$9.35
Investment operations:
Net investment income	0.10 (2)	0.79	0.60	(2)	0.09	(2)	0.20	(2)
Net realized and unrealized gain (loss) on
investments and translations of foreign currency	(0.93)	(0.80)	(0.36)		(0.69)		1.04
Total from investment operations	(0.83)	(0.01)	(0.30)		(0.60)		1.24
Less distributions from:
Net investment income	(0.07)	(0.01)	(0.42)		(0.16)		(0.24)
Net realized gains	—	—	—		—		—
Return of capital	(0.41)	(0.67)	(0.29)		(0.54)		(0.48)
Total distributions	(0.48)	(0.68)	(0.71)		(0.70)		(0.72)
Redemption fee proceeds	—	— (3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of year	$5.56	$6.87	$7.56		$8.57		$9.87
Total Return(4)	(11.96)%	(0.41)%	(3.95)%		(6.26)%		14.74%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$32,256	$45,492	$55,436		$62,135		$54,418
Ratio of expenses to average net assets	1.39%	1.42%	1.41%		1.39%		1.40%
Ratio of expenses excluding interest expense
to average net assets	1.38%	1.42%	1.41%		1.39%		1.40%
Ratio of net investment income to average net assets	1.76%	1.43%	0.74%		0.98%		2.36%
Portfolio turnover rate	43%	48%	55%		30%		65%

(1)	For an A Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

46	TortoiseEcofin

2020 Annual Report | November 30, 2020

Tortoise MLP & Energy Income Fund
Financial Highlights (continued)
C Class

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	November 30,	November 30,	November 30,		November 30,		November 30,
	2020	2019	2018		2017		2016
Per Common Share Data(1)
Net asset value, beginning of year	$6.89	$7.59	$8.60		$9.90		$9.37
Investment operations:
Net investment income	0.06 (3)	0.67	—	(2)(3)	0.02	(3)	0.14	(3)
Net realized and unrealized gain (loss) on
investments and translations of foreign currency	(0.94)	(0.75)	(0.37)		(0.69)		1.04
Total from investment operations	(0.88)	(0.08)	(0.37)		(0.67)		1.18
Less distributions from:
Net investment income	(0.07)	(0.01)	(0.38)		(0.14)		(0.21)
Net realized gains	—	—	—		—		—
Return of capital	(0.37)	(0.61)	(0.26)		(0.49)		(0.44)
Total distributions	(0.44)	(0.62)	(0.64)		(0.63)		(0.65)
Redemption fee proceeds	—	— (2)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of year	$5.57	$6.89	$7.59		$8.60		$9.90
Total Return(4)	(12.72)%	(1.30)%	(4.64)%		(6.95)%		13.89%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$23,650	$46,979	$55,341		$68,541		$92,873
Ratio of expenses to average net assets	2.14%	2.17%	2.16%		2.14%		2.15
Ratio of expenses excluding interest expense
to average net assets	2.13%	2.17%	2.16%		2.14%		2.15%
Ratio of net investment income to average net assets	1.02%	0.68%	(0.01)%		0.23%		1.61%
Portfolio turnover rate	43%	48%	55%		30%		65%

(1)	For a C Class Share outstanding for the entire period.
(2)	Amount per share is less than $0.01.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

TortoiseEcofin	47

Tortoise MLP & Energy Infrastructure Fund
Financial Highlights
Institutional Class

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	November 30,	November 30,	November 30,		November 30,		November 30,
	2020	2019	2018		2017		2016
Per Common Share Data(1)
Net asset value, beginning of year	$6.52	$7.24	$8.23		$9.51		$9.31
Investment operations:
Net investment income (loss)	0.11 (2)	(0.97)	0.11	(2)	0.13	(2)	0.25	(2)
Net realized and unrealized gain (loss) on
investments and translations of foreign currency	(0.98)	0.92	(0.38)		(0.69)		0.68
Total from investment operations	(0.87)	(0.05)	(0.27)		(0.56)		0.93
Less distributions from:
Net investment income	(0.20)	(0.41)	(0.48)		(0.27)		(0.25)
Net realized gains	—	—	—		—		—
Return of capital	(0.29)	(0.26)	(0.24)		(0.45)		(0.48)
Total distributions	(0.49)	(0.67)	(0.72)		(0.72)		(0.73)
Redemption fee proceeds	—	— (3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of year	$5.16	$6.52	$7.24		$8.23		$9.51
Total Return	(13.48)%	(0.83)%	(3.71)%		(6.13)%		11.45%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$16,574	$75,910	$265,892		$328,540		$432,631
Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.06%	0.95%	0.93%		0.90%		0.90%
After expense waiver/recoupment	1.01%	0.94%	0.93%		0.90%		0.94%
Ratio of expenses excluding interest expense
to average net assets:
Before expense waiver/recoupment	1.05%	0.95%	0.93%		0.90%		0.90%
After expense waiver/recoupment	1.00%	0.94%	0.93%		0.90%		0.94%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment	1.95%	1.79%	1.32%		1.42%		3.01%
After expense waiver/recoupment	2.00%	1.80%	1.32%		1.42%		2.97%
Portfolio turnover rate	78%	75%	73%		28%		71%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.

See accompanying Notes to Financial Statements.
48	TortoiseEcofin

2020 Annual Report | November 30, 2020

Tortoise Energy Evolution Fund
Financial Highlights
Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	November 30,	November 30,	November 30,	November 30,		November 30,
	2020	2019	2018	2017		2016
Per Common Share Data(1)
Net asset value, beginning of year	$7.53	$8.17	$9.00	$10.22		$8.83
Investment operations:
Net investment income (loss)(2)	0.33	0.09	(0.03)	(0.02)		0.03
Net realized and unrealized gain (loss) on
investments and translations of foreign currency(2)	(0.78)	(0.73)	(0.80)	(1.16)		1.41
Total from investment operations	(0.45)	(0.64)	(0.83)	(1.18)		1.44
Less distributions from:
Net investment income	(0.16)	—	—	(0.04)		(0.05)
Net realized gains	—	—	—	—		—
Total distributions	(0.16)	—	—	(0.04)		(0.05)
Net asset value, end of year	$6.92	$7.53	$8.17	$9.00		$10.22
Total Return	(6.19)%	(7.83)%	(9.22)%	(11.57)%		16.52%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$5,550	$21,748	$32,984	$57,431		$38,363
Ratio of expenses to average net assets:
Before expense waiver	3.47%	2.16%	1.40%	1.42%		1.70%
After expense waiver	1.11%	1.10%	1.10%	1.10%		1.10%
Ratio of expenses excluding interest expense
to average net assets:
Before expense waiver	3.46%	2.16%	1.40%	1.42%		1.70%
After expense waiver	1.10%	1.10%	1.10%	1.10%		1.10%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver	0.13%	0.13%	(0.49)%	(0.52)%		0.06%
After expense waiver	2.49%	1.19%	(0.19)%	(0.20)		0.66%
Portfolio turnover rate	110%	124%	100%	105	%(3)	168%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2019, 2018, 2017, and 2016 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

TortoiseEcofin	49

Tortoise Energy Evolution Fund
Financial Highlights (continued)
A Class

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	November 30,	November 30,	November 30,	November 30,		November 30,
	2020	2019	2018	2017		2016
Per Common Share Data(1)
Net asset value, beginning of year	$7.47	$8.12	$8.98	$10.19		$8.80
Investment operations:
Net investment income (loss)(2)	0.14	0.09	(0.04)	(0.05)		0.03
Net realized and unrealized gain (loss) on
investments and translations of foreign currency(2)	(0.60)	(0.74)	(0.82)	(1.14)		1.38
Total from investment operations	(0.46)	(0.65)	(0.86)	(1.19)		1.41
Less distributions from:
Net investment income	(0.13)	—	—	(0.02)		(0.02)
Net realized gains	—	—	—	—		—
Total distributions	(0.13)	—	—	(0.02)		(0.02)
Net asset value, end of year	$6.88	$7.47	$8.12	$8.98		$10.19
Total Return(3)	(6.30)%	(8.00)%	(9.58)%	(11.67)%		16.06%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$1,948	$2,349	$3,740	$4,371		$3,068
Ratio of expenses to average net assets:
Before expense waiver	4.08%	2.41%	1.70%	1.67%		1.95%
After expense waiver	1.36%	1.35%	1.35%	1.35%		1.35%
Ratio of expenses excluding interest expense
to average net assets:
Before expense waiver	4.07%	2.41%	1.70%	1.67%		1.95%
After expense waiver	1.35%	1.35%	1.35%	1.35%		1.35%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver	(0.49)%	(0.12)%	(0.79)%	(0.77)%		(0.19)%
After expense waiver	2.23%	0.94%	(0.44)%	(0.45)%		0.41%
Portfolio turnover rate	110%	124%	100%	105	%(4)	168%

(1)	For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(2)	The per common share data for the years ended November 30, 2019, 2018, 2017, and 2016 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Total return does not reflect sales charges.
(4)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

50	TortoiseEcofin

2020 Annual Report | November 30, 2020

Tortoise Energy Evolution Fund
Financial Highlights (continued)
C Class

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	November 30,	November 30,	November 30,	November 30,		November 30,
	2020	2019	2018	2017		2016
Per Common Share Data(1)
Net asset value, beginning of year	$7.17	$7.85	$8.74	$9.98		$8.67
Investment operations:
Net investment loss(2)	(0.02)	(0.01)	(0.15)	(0.04)		(0.03)
Net realized and unrealized gain (loss) on
investments and translations of foreign currency(2)	(0.49)	(0.67)	(0.74)	(1.20)		1.36
Total from investment operations	(0.51)	(0.68)	(0.89)	(1.24)		1.33
Less distributions from:
Net investment income	(0.02)	—	—	—		(0.02)
Net realized gains	—	—	—	—		—
Total distributions	(0.02)	—	—	—		(0.02)
Net asset value, end of year	$6.64	$7.17	$7.85	$8.74		$9.98
Total Return(3)	(7.10)%	(8.66)%	(10.18)%	(12.42)%		15.41%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$751	$1,332	$1,679	$2,056		$1,379
Ratio of expenses to average net assets:
Before expense waiver	4.78%	3.15%	2.44%	2.42%		2.70%
After expense waiver	2.11%	2.10%	2.10%	2.10%		2.10%
Ratio of expenses excluding interest expense
to average net assets:
Before expense waiver	4.77%	3.15%	2.44%	2.42%		2.70%
After expense waiver	2.10%	2.10%	2.10%	2.10%		2.10%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver	(1.18)%	(0.87)%	(1.53)%	(1.52)%		(0.94)%
After expense waiver	1.49%	0.19%	(1.19)%	(1.20)%		(0.34)%
Portfolio turnover rate	110%	124%	100%	105	%(4)	168%

(1)	For a C Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2019, 2018, 2017, and 2016 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Total return does not reflect sales charges.
(4)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.
TortoiseEcofin	51

Ecofin Global Renewables Infrastructure Fund
Financial Highlights (continued)
Institutional Class

Period
from Inception(1)
to November 30,
2020
Per Common Share Data(2)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income(2)	0.04
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	1.40
Total from investment operations	1.44
Less distributions from:
Net investment income	(0.02)
Net realized gains	—
Total distributions	(0.02)
Net asset value, end of period	$11.42
Total Return(3)	14.43%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$108,048
Ratio of expenses to average net assets:
Before expense waiver(4)	1.46%
After expense waiver(4)	1.00%
Ratio of net investment income to average net assets:
Before expense waiver(4)	1.05%
After expense waiver(4)	1.51%
Portfolio turnover rate(3)	20%

(1)	August 7, 2020.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized.
(4)	Annualized.

See accompanying Notes to Financial Statements.
52	TortoiseEcofin

2020 Annual Report | November 30, 2020

Ecofin Global Renewables Infrastructure Fund
Financial Highlights (continued)
A Class

Period
from Inception(1)
to November 30,
2020
Per Common Share Data(2)
Net asset value, beginning of period	$9.72
Investment operations:
Net investment income(2)	0.03
Net realized and unrealized gain on investments and translations of foreign currency(2)	1.70
Total from investment operations	1.73
Less distributions from:
Net investment income	(0.01)
Net realized gains	—
Total distributions	(0.01)
Net asset value, end of period	$11.44
Total Return(3)(4)	17.82%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$1,338
Ratio of expenses to average net assets:
Before expense waiver(5)	2.08%
After expense waiver(5)	1.25%
Ratio of net investment income to average net assets:
Before expense waiver(5)	2.43%
After expense waiver(5)	3.26%
Portfolio turnover rate(4)	20%

(1)	September 25, 2020.
(2)	For an A Class Share outstanding for the entire period.
(3)	Total return does not reflect sales charges.
(4)	Not annualized.
(5)	Annualized.

See accompanying Notes to Financial Statements.
TortoiseEcofin	53

Notes to Financial Statements
November 30, 2020

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund”), the Tortoise Energy Evolution Fund (“Energy Evolution Fund”), the Tortoise MLP & Energy Income Fund (“MLP & Energy Income Fund”), the Tortoise MLP & Energy Infrastructure Fund (“MLP & Energy Infrastructure Fund”) and the Ecofin Global Renewables Infrastructure Fund (“Global Renewables Infrastructure Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the MLP & Pipeline Fund is total return. The MLP & Pipeline Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The MLP & Pipeline Fund commenced operations on May 31, 2011.

The investment objective of the MLP & Energy Income Fund is primarily to seek current income and secondarily to seek long-term capital appreciation. The MLP & Energy Income Fund primarily invests in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. The MLP & Energy Income Fund commenced operations on December 27, 2010.

The investment objective of the MLP & Energy Infrastructure Fund is primarily to seek current income and secondarily to seek long-term capital appreciation. The MLP & Energy Infrastructure Fund primarily invests in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. The MLP & Energy Infrastructure Fund commenced operations on September 9, 2010.

The investment objective of the Energy Evolution Fund is total return. The Energy Evolution Fund seeks to invest in securities benefiting from the long-term growth associated with the changes in energy supply relating to the energy transition that is currently underway. Energy transition (the “Transition”) is the transformation of the global energy sector to low cost and/or lower and zero-carbon energy sourced enabled by new technologies, policy framework and other market catalysts. The Energy Evolution Fund commenced operations on September 30, 2013. Prior to December 31, 2019, the Energy Evolution Fund was named the Tortoise Select Opportunity Fund and the Fund invested primarily in the securities of North American Energy companies or other companies that benefit from the operations of such North American energy companies.

The investment objective of the Global Renewables Infrastructure Fund is to generate long-term total return derived principally from a combination of capital appreciation and income over time. the Fund will principally focus its investment activities in equity securities of companies who are developers, owners and operators, in full or in part, of renewable electricity technology plants and systems, and related infrastructure investments. The Fund will typically emphasize those companies achieving measurable improvements in overall emissions, as defined as those gases and particles that are exhausted into the air as a result of fuel combustion-related activities, relative to their market peers. The Fund’s investments in equity securities may include investments in other investment companies, real estate investment trusts, foreign investment funds, preferred stocks, rights, warrants, convertible securities, and initial public offerings. The Fund will be invested in a range of both developed and non-developed markets, commensurate with its investment criteria. The Fund considers non-developed market countries to be those countries defined as such by the MSCI Market Classification Framework. The Global Renewables Infrastructure Fund commenced operations on August 7, 2020.

The MLP & Pipeline Fund, MLP & Energy Income Fund and the Energy Evolution Fund offer three classes of shares: the Institutional Class, the A Class and the C Class. The MLP & Energy Infrastructure Fund offers one class of shares: the Institutional Class. The Global Renewables Infrastructure Fund offers two classes of shares: The Institutional Class and the A Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. A Class shares may be subject to a front-end sales charge of up to 5.50%. Prior to November 15, 2019, the MLP & Pipeline Fund and the Energy Evolution Fund A class shares were subject to a front-end sales charge of up to 5.75%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

54	TortoiseEcofin

2020 Annual Report | November 30, 2020

Notes to Financial Statements (continued)

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended November 30, 2020, the Funds did not incur any interest or penalties. The Global Renewables Infrastructure Fund is subject to examination by U.S. taxing authorities for the year ended November 30, 2020. The MLP & Pipeline Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund and Energy Evolution Fund are subject to examination by U.S. taxing authorities for the tax years ended November 30, 2017 through 2020.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the year ended November 30, 2020, the MLP & Pipeline Fund reallocated the amount of return of capital recognized based on the 2019 tax reporting information received. The impact of this adjustment is a decrease to return of capital by approximately $15,420,335 or $0.08 per share.

During the year ended November 30, 2020, the MLP & Energy Income Fund reallocated the amount of return of capital recognized based on the 2019 tax reporting information received. The impact of this adjustment is a decrease to return of capital by approximately $1,830,860 or $0.03 per share.

During the year ended November 30, 2020, the MLP & Energy Infrastructure Fund reallocated the amount of return of capital recognized based on the 2019 tax reporting information received. The impact of this adjustment is a decrease to return of capital by approximately $386,543 or $0.12 per share.

During the year ended November 30, 2020, the Energy Evolution Fund reallocated the amount of return of capital recognized based on the 2019 tax reporting information received. The impact of this adjustment is a decrease to return of capital by approximately $75,575 or $0.06 per share.

The Energy Evolution Fund distributes all net investment income, if any, and net realized capital gains, if any, annually in December. The MLP & Pipeline Fund and Global Renewables Infrastructure Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. The MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund will make distributions of net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

TortoiseEcofin	55

Notes to Financial Statements (continued)

Reclassification of Capital Accounts — GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended November 30, 2020, the following reclassifications were made:

	Distributable
Fund	Earnings	Paid-in Capital
MLP & Pipeline Fund	$(3,047,024)	$3,047,024
MLP & Energy Income Fund	(14)	14
MLP & Energy Infrastructure Fund	1,117,951	(1,117,951)

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of A Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At November 30, 2020, the Funds did not hold any illiquid securities.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

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Notes to Financial Statements (continued)

Corporate and Municipal Bonds — Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuation furnished by an independent pricing service which utilized both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Restricted Securities — Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.

Derivative Instruments — Listed derivatives, including options, rights, swaps, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of November 30, 2020:

MLP & Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$1,209,072,834	$—	$—	$1,209,072,834
Master limited partnerships	405,690,625	—	—	405,690,625
Short-term investment	1,641,409	—	—	1,641,409
Total investments in securities	$1,616,404,868	$—	$—	$1,616,404,868

MLP & Energy Income Fund	Level 1	Level 2	Level 3	Total
Common stock	$157,036,779	$—	$—	$157,036,779
Corporate bonds	—	94,267,886	—	94,267,886
Master limited partnerships	83,087,489	—	—	83,087,489
Short-term investment	8,383,287	—	—	8,383,287
Convertible preferred stock	3,802,316	—	—	3,802,316
Total investments in securities	$252,309,871	$94,267,886	$—	$346,577,757

MLP & Energy Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$7,456,754	$—	$—	$7,456,754
Master limited partnerships	3,945,363	—	—	3,945,363
Corporate bonds	—	3,775,535	—	3,775,535
Short-term investment	1,167,638	—	—	1,167,638
Convertible preferred stock	180,531	—	—	180,531
Total investments in securities	$12,750,286	$3,775,535	$—	$16,525,821

Energy Evolution Fund	Level 1	Level 2	Level 3	Total
Common stock	$5,359,384	$3,703,927	$—	$9,063,311
Master limited partnerships	282,445	—	—	282,445
Short-term investment	74,472	—	—	74,472
Total investments in securities	$5,716,301	$3,703,927	$—	$9,420,228

Global Renewables Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$47,846,733	$47,642,319	$—	$95,489,052
Short-term investment	4,504,049	—	—	4,504,049
Total investments in securities	$52,350,782	$47,642,319	$—	$99,993,101

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Notes to Financial Statements (continued)

As of November 30, 2020, the Fund’s investments in other financial instruments* were classified as follows:

Global Renewables Infrastructure Fund	Level 1	Level 2	Level 3	Total
Swap Contracts	$—	$(2,719)	$—	$(2,719)
Total Other Financial Instruments	$—	$(2,719)	$—	$(2,719)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, swap contracts and written options. Swap contracts are presented at the unrealized appreciation (depreciation) on the instruments.

Refer to each Fund’s Schedule of Investments for additional industry information.

4. Derivatives Transactions

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

For the year ended November 30, 2020, the Funds’ average quarterly notional values are as follows:

	Purchased Option	Written Option	Long Total Return
Fund	Contracts	Contracts	Swap Contracts
MLP & Energy Income Fund	$—	$(32,392,996)	$—
MLP & Energy Infrastructure Fund	$—	$(3,384,675)	$—
Global Renewables Infrastructure Fund	$—	$—	$7,520,397

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of November 30, 2020, on the Statements of Assets and Liabilities:

MLP & Energy Income Fund
	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Written	Written option contracts,		Written option contracts,
Options	at fair value	$—	at fair value	$—

MLP & Energy Infrastructure Fund
	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Written	Written option contracts,		Written option contracts,
Options	at fair value	$—	at fair value	$—

Global Renewables Infrastructure Fund
	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Swap	Net Assets – unrealized		Net Assets – unrealized
Contracts	appreciation on swap contracts**	$—	depreciation on swap contracts**	$(2,719)

**Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Open Swap Contracts.

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Notes to Financial Statements (continued)

The effect of Derivative Instruments on the Statements of Operations for the year ended November 30, 2020:

Amount of Realized Gain (Loss) on Derivatives

	MLP & Energy Income Fund	MLP & Energy Infrastructure Fund	Global Renewables Infrastructure Fund
Derivatives not accounted for as
hedging instruments under ASC 815	Written Options	Written Options	Swap Contracts
Equity Contracts	$(2,188,386)	$(607,940)	$585,777

Change in Unrealized Appreciation or (Depreciation) on Derivatives

	MLP & Energy Income Fund	MLP & Energy Infrastructure Fund	Global Renewables Infrastructure Fund
Derivatives not accounted for as
hedging instruments under ASC 815	Written Options	Written Options	Swap Contracts
Equity Contracts	$1,758,724	$177,446	$(2,719)

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of November 30, 2020.

MLP & Energy Income Fund
Gross Amounts Not Offset in
Statements of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in	of Assets Presented
	Gross Amounts	Statements of	in Statements of	Financial	Cash Collateral
Liabilities:	Recognized	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged	Net Amount
Written Option Contracts	$—	$—	$—	$—	$—	$—

MLP & Energy Infrastructure Fund
Gross Amounts Not Offset in
Statements of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in	of Assets Presented
	Gross Amounts	Statements of	in Statements of	Financial	Cash Collateral
Liabilities:	Recognized	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged	Net Amount
Written Option Contracts	$—	$—	$—	$—	$—	$—

Global Renewables Infrastructure Fund
Gross Amounts Not Offset in
Statements of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in	of Assets Presented
	Gross Amounts	Statements of	in Statements of	Financial	Cash Collateral
Assets:	Recognized	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged	Net Amount
Swap Contracts	$188,792	$(188,792)	$—	$—	$—	$—

Liabilities:
Swap Contracts	$191,511	$(188,792)	$2,719	$—	$2,719	$—

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2020, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

5. Concentration Risk & General Risk

The MLP & Pipeline Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund seeks to achieve their investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of companies focused in the energy infrastructure sector. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Energy Evolution Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

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Notes to Financial Statements (continued)

The Global Renewables Infrastructure Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of renewable infrastructure companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

6. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% for the MLP & Energy Infrastructure Fund and Global Renewables Infrastructure Fund, 0.85% for the MLP & Pipeline Fund and the Energy Evolution Fund, and 1.00% for the MLP & Energy Income Fund of each Fund’s average daily net assets.

The Funds’ Adviser has contractually agreed to reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 1.00% for the Global Renewables Infrastructure Fund and MLP & Energy Infrastructure Fund, 1.10% for the MLP & Pipeline Fund and the Energy Evolution Fund and 1.25% for the MLP & Energy Income Fund of the average daily net assets of each Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. During the year ended November 30, 2020, the Adviser recouped expenses of $26,884 and $4,166 relating to fees waived in prior years for the MLP & Energy Income Fund and MLP & Energy Infrastructure Fund, respectively. Reimbursed expenses subject to potential recovery by month of expiration are as follows:

MLP & Energy Infrastructure Fund		Energy Evolution Fund
December 2020 – November 2021	$—	December 2020 – November 2021	$180,617
December 2021 – November 2022	7,597	December 2021 – November 2022	264,958
December 2022 – November 2023	34,322	December 2022 – November 2023	273,530

Ecofin Global Renewables Infrastructure Fund
December 2020 – November 2021	$—
December 2021 – November 2022	—
December 2022 – November 2023	127,414

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.07% of the first $125 million of the average daily net assets of each fund, 0.05% on the next $250 million of the average daily net assets and 0.0325% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000 per fund. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2020 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Effective March 31, 2020 Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Funds has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

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Notes to Financial Statements (continued)

7. Distribution Costs

The MLP & Pipeline Fund, MLP & Energy Income Fund and the Energy Evolution Fund have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the A Class and the C Class. The Global Renewables Infrastructure Fund has adopted a Distribution Plan pursuant to Rule 12b-1 in the A Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the A Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the year ended November 30, 2020, expenses incurred by the A Class and C Class pursuant to the Plan were as follows:

Fund	A Class	C Class
MLP & Pipeline Fund	$579,147	$253,188
MLP & Energy Income	89,504	323,192
Energy Evolution Fund	4,479	8,238
Global Renewables Infrastructure Fund	249	N/A

8. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the year ended November 30, 2020, were as follows:

Fund	Purchases	Sales
MLP & Pipeline Fund	$933,808,304	$1,818,129,516
MLP & Energy Income Fund	200,540,485	409,570,815
MLP & Energy Infrastructure Fund	45,675,806	92,895,581
Energy Evolution Fund	12,599,507	26,528,835
Global Renewables Infrastructure Fund	25,577,160	12,462,614

9. Federal Tax Information

As of November 30, 2020, cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	MLP & Pipeline	MLP & Energy	MLP & Energy	Energy Evolution	Global Renewables
	Fund	Income Fund	Infrastructure Fund	Fund	Infrastructure Fund
Cost of investments	$2,039,687,312	$336,081,667	$499,935	$8,395,911	$81,358,972
Gross unrealized appreciation	$212,950,505	$111,450,618	$30,718,485	$1,400,940	$19,968,955
Gross unrealized depreciation	(887,103,210)	(160,006,886)	(30,489,190)	(581,935)	(1,304,838)
Net unrealized appreciation
(depreciation)	(674,152,705)	(48,556,268)	229,295	819,005	18,664,117
Undistributed ordinary income	—	—	—	143,850	2,012,849
Undistributed long-term
capital gain	—	—	—	—	—
Total distributable earnings	—	—	—	143,850	2,012,849
Other accumulated losses	(919,625,646)	(315,691,318)	(133,788,080)	(32,769,935)	—
Total accumulated gain (loss)	$(1,593,778,351)	$(364,247,585)	$(133,558,785)	$(31,807,080)	$20,676,966

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

As of November 30, 2020, the MLP & Pipeline Fund, the MLP & Energy Income Fund, the MLP & Energy Infrastructure Fund and the Energy Evolution Fund had short-term capital loss carryforwards of $80,650,151, $151,495,500, $60,973,677 and $19,223,811, respectively, and long-term capital loss carryforwards of $838,975,495, $164,195,818, $72,813,912 and $13,546,124, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. Included in the total capital loss carryforward, the Energy Evolution Fund has a short-term carryforward of $1,741,778 and a long-term carryforward of $5,470,474 that it inherited as the result of the merger with North American Energy Independence Fund. These capital loss carryforwards are further subject to an annual limitation of $105,999 pursuant to Section 382. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. For the MLP & Pipeline Fund, MLP & Energy Income Fund, the MLP & Energy Infrastructure Fund and the Energy Evolution Fund, the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2020 tax reporting information from the individual MLPs.

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Notes to Financial Statements (continued)

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2020. For the taxable year ended November 30, 2020, The MLP & Pipeline Fund, the MLP & Energy Income Fund, the MLP & Energy Infrastructure Fund, the Energy Evolution Fund and the Global Renewables Infrastructure Fund do not plan to defer any late year losses.

During the year ended November 30, 2020, the Funds paid the following distributions to shareholders:

			MLP & Energy		Global Renewables
	MLP & Pipeline	MLP & Energy	Infrastructure	Energy Evolution	Infrastructure
	Fund	Income Fund	Fund	Fund	Fund
Ordinary income*	$37,375,521	$6,019,139	$1,874,368	$359,523	$213,295
Long-term capital gains**	—	—	—	—	—
Return of capital	68,887,041	33,960,830	2,901,876	—	—
Total distributions	$106,262,562	$39,979,969	$4,776,244	$359,523	$213,295

During the year ended November 30, 2019, the Funds paid the following distributions to shareholders:

			MLP & Energy		Global Renewables
	MLP & Pipeline	MLP & Energy	Infrastructure	Energy Evolution	Infrastructure
	Fund	Income Fund	Fund	Fund	Fund
Ordinary income*	$61,120,453	$1,231,712	$8,869,767	$—	$—
Long-term capital gains**	—	—	—	—	—
Return of capital	114,297,923	72,423,404	5,582,876	—	—
Total distributions	$175,418,376	$73,655,116	$14,452,643	$—	$—

  *For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(C).

10. Transactions with Affiliates

If the Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The MLP & Pipeline Fund conducted transactions during the year ended November 30, 2020 with affiliated companies as so defined:

	Beginning shares	Additions	Reductions	Ending shares
Plains GP Holdings L.P.	8,603,956	6,880,660	3,422,771	12,061,845

	Value as of				Change in
	November 30,			Realized	Unrealized
	2020	Dividend Income	Return of Capital	Gain (Loss)	Depreciation
Plains GP Holdings L.P.	$ 95,650,431	$ —	$ 10,413,327	$ (50,625,613)	$(39,596,967)

11. Line of Credit

The Funds have established a line of credit (“LOC”) in the amount of $150,000,000. Borrowings under the loan agreement are charged an interest rate equal to prime, 3.25% as of November 30, 2020. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds custodian, U.S. Bank, N.A. During the year ended November 30, 2020, the Global Renewables Infrastructure Fund did not have any borrowings under the LOC. During the year ended November 30, 2020, the MLP & Pipeline Fund, MLP & Energy Income Fund, the MLP & Energy Infrastructure Fund and the Energy Evolution Fund LOC activity was as follows:

			Amount
			Outstanding as
	Average	Weighted-Average	of November 30,
Fund	Borrowings	Interest Rate	2020
MLP & Pipeline Fund	$ 2,413,956	3.28%	$—
MLP & Energy Income Fund	737,044	3.33%	—
MLP & Energy Infrastructure Fund	217,934	3.25%	—
Energy Evolution Fund	23,587	3.62%	—

62	TortoiseEcofin

2020 Annual Report | November 30, 2020

Notes to Financial Statements (continued)

12. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2020, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
MLP & Energy Income Fund	Merrill Lynch, Pierce, Fenner & Smith Inc.	36.50%
MLP & Energy Infrastructure Fund	Charles Schwab & Co. Inc.	38.80%
MLP & Energy Infrastructure Fund	JP Morgan Securities, LLC	29.45%
Energy Evolution Fund	Charles Schwab & Co. Inc.	25.52%
Global Renewables Infrastructure Fund	Sequoia Holdings, LLC	41.71%

13. Reorganization of Global Renewables Infrastructure Fund

On August 7, 2020, as the result of a reorganization, the Ecofin Global Renewables Infrastructure Fund Limited, established in November 2015 (which later changed its name to the Tortoise Global Renewables Infrastructure Fund Limited in May of 2019), (the “Predecessor Fund”), an unregistered Cayman limited liability company, was reorganized into the Trust by transferring a majority of the Predecessor Fund’s assets to the Global Renewables Infrastructure Fund in exchange for Institutional Class shares of the Global Renewables Infrastructure Fund. Effective on that date, the Predecessor Fund was renamed the Ecofin Global Renewables Infrastructure Fund (“ECOIX”). The Global Renewables Infrastructure Fund was deemed to be the accounting survivor for financial reporting purposes.

Given the structure of the Predecessor Fund, the reorganization was 54.12% tax-free and 45.88% taxable. For the tax-free portion of the reorganization, 54.12% of the historical cost of each tax lot of each security was brought into ECOIX along with the original purchase date of the lot. For the taxable portion, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a taxable event, thus the cost basis of 45.88% of the tax lots of each security held reflect the fair value as of the date of the reorganization. Immediately prior to the reorganization, the net assets, fair value of investments, and net unrealized appreciation of the Predecessor Fund was $78,252,177, $72,261,618 and $16,230,501, respectively.

14. Subsequent Events

On December 30, 2020, the MLP & Pipeline Fund paid an income distribution to the Institutional Class in the amount of $17,948,724 or $0.10847923 per share, the A Class in the amount of $1,721,367 or $0.10663693 per share and the C Class in the amount of $230,945 or $0.10099572 per share.

On December 30, 2020, the MLP & Energy Income Fund paid an income distribution to the Institutional Class in the amount of $94,670 or $0.00182327 per share and the A Class in the amount of $2,776 or $0.00050682 per share.

On December 23, 2020, the Energy Evolution Fund paid an income distribution to the Institutional Class in the amount of $109,563 or $0.18269337 per share, the A Class in the amount of $40,120 or $0.16477534 per share, and the C Class in the amount of $10,778 or $0.10602222 per share.

On December 30, 2020, the Global Renewables Infrastructure Fund paid an income distribution to the Institutional Class in the amount of $887,434 or $0.08995055 per share and the A Class in the amount of $12,476 or $0.08726633 per share. The Global Renewables Infrastructure Fund paid a short-term capital gain distribution to the Institutional Class in the amount of $487,568 or $0.04942 per share and the A Class in the amount of $7,065 or $0.04942 per share.

Based upon a recommendation by the Adviser, the Board of Trustees of the Trust approved a plan of liquidation for the Energy Evolution Fund as a series of the Trust, pursuant to which the Energy Evolution Fund liquidated (the “Liquidation”) on December 30, 2020. The Adviser had determined that the Energy Evolution Fund had limited prospects for meaningful growth. As a result, the Adviser and the Board believed that the Liquidation of the Energy Evolution Fund was in the best interests of shareholders.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TortoiseEcofin	63

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees
Tortoise MLP & Pipeline Fund
Tortoise MLP & Energy Income Fund
Tortoise MLP & Energy Infrastructure Fund
Tortoise Energy Evolution Fund
Ecofin Global Renewables Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Tortoise MLP & Pipeline Fund, Tortoise MLP & Energy Income Fund, Tortoise MLP & Energy Infrastructure Fund, Tortoise Energy Evolution Fund and Ecofin Global Renewables Infrastructure Fund, (collectively referred to as the “Funds”) (five of the funds constituting the Managed Portfolio Series (the “Trust”)), including the schedules of investments, as of November 30, 2020, and the related statements of operations, changes in net assets, and the financial highlights for each of periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting the Managed Portfolio Series) at November 30, 2020, the results of their operations, the changes in their net assets and their financial highlights for each of the for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds constituting	Statement	Statement of
Managed Portfolio Series	of operations	changes in net assets	Financial highlights
Tortoise MLP & Pipeline Fund	For the year ended November 30, 2020	For each of the two years in the period ended November 30, 2020	For each of the five years in the period ended November 30, 2020
Tortoise MLP & Energy Income Fund
Tortoise MLP & Energy Infrastructure Fund
Tortoise Energy Evolution Fund
Ecofin Global Renewables Infrastructure Fund	For the period August 7, 2020 (commencement of operations) to November 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more of the portfolios that comprise the Managed Portfolio Series since 2011.

Minneapolis, Minnesota
January 29, 2021

64	TortoiseEcofin

2020 Annual Report | November 30, 2020

Investment Advisory Agreement (unaudited)

Approval Of Investment Advisory Agreement — Tortoise Capital Advisors, L.L.C.

Approval Of Investment Sub-Advisory Agreement — Ecofin Advisors Limited

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on May 19-20, 2020, the Trust’s Board of Trustees (“Board”), each of whom were present in person, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise” or “Adviser”) regarding the Ecofin Global Renewables Infrastructure Fund (the “Fund”) (the “Advisory Agreement”) and the Investment Sub-Advisory Agreement between Tortoise and Ecofin Advisors Limited (“Ecofin” or “Sub-Adviser”) regarding the Fund (the “Sub-Advisory Agreement”) for an initial two-year term.

Prior to the meeting and at the meeting, the Trustees received and considered information from Tortoise, Ecofin, and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the approval of the Advisory Agreement and the Sub-Advisory Agreement (“Support Materials”). The Independent Trustees then reviewed the Support Materials with regard to Tortoise, Ecofin and the Fund. They discussed initial SEC filings for the Fund. They reviewed and considered Tortoise and Ecofin’s responses to the due diligence questionnaire regarding the Fund’s investment strategy, services that Tortoise and Ecofin propose to provide to the Fund, proposed Fund management fees and the profitability that Tortoise expects to realize from its management of the Fund, any additional benefits that Tortoise or Ecofin expect to realize from their management of the Fund, and other matters that the Trustees deemed relevant. The Trustees also reviewed Tortoise’s and Ecofin’s financial statements and considered the financial condition of the firms. They also reviewed analyses which were prepared by the administrator of the Fund’s proposed and projected expenses relative to other funds in the same Morningstar category. Before voting to approve the Advisory Agreement and Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the approval of the Advisory Agreement and Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: 1) the nature, extent, and quality of the services to be provided by Tortoise and Ecofin with respect to the Fund; (2) the cost of the services to be provided and the profits to be realized by Tortoise, from services rendered to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other benefits to Tortoise or Ecofin resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at a presentation by representatives from Tortoise and Ecofin, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise as set forth in the Advisory Agreement, and between Tortoise and Ecofin as set forth in the Sub-Advisory Agreement, as each agreement relates to the Fund, continue to be fair and reasonable in light of the services that Tortoise and Ecofin perform, the investment advisory fees that each receives for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Advisory Agreement and the Sub-Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Tortoise and Ecofin will collectively provide under the Advisory Agreement and Sub-Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by Tortoise or Ecofin on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees noted that Tortoise is well capitalized. The Trustees also considered Tortoise’s assets under management. The Trustees considered the experience of the proposed portfolio managers from Ecofin in managing an unregistered private fund that would be converted into the Fund, as well as a composite of separately managed accounts managed in a strategy similar to the Fund. The Trustees noted that Tortoise would be responsible for oversight of Ecofin, providing back office support to Ecofin with respect to shareholder servicing, compliance and Board reporting. The Trustees further noted that Ecofin would be responsible for portfolio management and trading for the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that Tortoise and Ecofin propose to provide to the Fund under the Advisory Agreement and Sub-Advisory Agreement.

TortoiseEcofin	65

Investment Advisory Agreement (unaudited) (continued)

Cost of Advisory Services and Profitability. The Trustees considered the proposed management fee that the Fund will pay to Tortoise under the Advisory Agreement in the amount of 0.75% of the Fund’s average annual daily net assets. They also considered Tortoise’s profitability analysis (12-month pro-forma) for services that Tortoise will render to the Fund. The Trustees considered that Ecofin is 100% owned by Tortoise and that the sub-advisory fees would be paid to Ecofin out of the gross advisory fees paid to Tortoise from the Fund. In that regard, the Trustees noted that Tortoise expects to waive a portion of its management fees during the first 12 months of the Fund’s operations under the proposed operating expenses limitation agreement. The Trustees also noted that the proposed management fee would be less than the management fee payable to Ecofin by four of the share classes of the unregistered private fund that will convert into the Fund, although there were two share classes of the private fund with management fees below the proposed management fee under the Advisory Agreement. The Trustees noted that Tortoise manages separately managed accounts with investment strategies that are substantially similar to the Fund. The Trustees considered that Ecofin serves as sub-adviser to a sleeve of an Irish UCITS for which it receives a sub-advisory fee that is below the proposed management fee payable to Tortoise under the Advisory Agreement. The Trustees also noted that Tortoise believes the services provided to the Fund will be more frequent and intensive in nature than those provided by Ecofin to the UCITS for which it serves as sub-adviser. The Trustees expected that Tortoise’s service relationship with the Fund would not be profitable during the first 12 months of operations.

The Trustees also considered the proposed annual sub-advisory fee that Tortoise will pay to Ecofin under the Sub-Advisory Agreement. The Trustees noted that because the sub-advisory fees are paid by Tortoise, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Ecofin. Consequently, the Trustees did not consider the costs of services provided by Ecofin or the profitability of its relationship with the Fund to be material factors for consideration.

Comparative Fee and Expense Data. The Trustees considered an analysis that the Trust’s administrator had prepared, comparing the contractual expenses that the Fund will bear to those of funds in the same Morningstar category. The Trustees noted that the Fund’s proposed management fee of 0.75% was below the peer group median and average and in the first quartile of the peer group. The Trustees also noted that the projected total contractual expenses of the Fund’s Institutional Class were equal to the peer group average and above the median. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s proposed management fee is reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Fund does not contain breakpoints. The Trustees took into account the fact that Tortoise had agreed to consider breakpoints in the future in response to asset growth in the Fund. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by Tortoise from its relationships with the Fund. The Trustees noted that Tortoise will not use affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Tortoise may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Tortoise does not receive additional material benefits from its relationship with the Fund.

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2020 Annual Report | November 30, 2020

Trustees & Officers (unaudited)
November 30, 2020

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	37	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (49 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	37	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (49 Portfolios) (2012-Present).
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	37	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present).	Independent Trustee, ALPS Variable Investment Trust (7 Portfolios) (2006-Present); Independent Trustee, RiverNorth Funds (3 Portfolios) (2018-Present); RiverNorth Managed Duration Municipal Income Fund Inc. (1 Portfolio) (2019-Present); RiverNorth Marketplace Leading Corporation (1 Portfolio) (2018-Present); RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (1 Portfolio) (2018-Present); RiverNorth Opportunities Fund, Inc. (1 Portfolio) (2018-Present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Portfolio) (2018-Present).
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	37	Retired Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None

*	Mr. Kern became an independent Trustee on July 6, 2020. Previously he was an Interested Trustee.

TortoiseEcofin	67

Trustees & Officers (unaudited) (continued)
November 30, 2020

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Vice President, Treasurer and Principal Financial Officer	Indefinite Term; Since August 2019 (Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Secretary	Indefinite Term; Since November 2017	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godfrey & Kahn S.C. (2012-2016).	N/A
Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Vice President and Assistant Treasurer	Indefinite Term; Since May 2016 (Assistant Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Michael Cyr II, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1992	Vice President and Assistant Treasurer	Indefinite Term; Since August 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013-present).	N/A

68	TortoiseEcofin

2020 Annual Report | November 30, 2020

Additional Information (unaudited) (continued)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2020, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The Percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%, 95.34%, 38.33%, 100.00% and 32.89% for the MLP & Pipeline Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund, Energy Evolution Fund and Global Renewables Infrastructure Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2020, was 68.18%, 53.02%, 21.81%, 97.23% and 8.49% for the MLP & Pipeline Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund, Energy Evolution Fund and Global Renewables Infrastructure Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) was 0.00%, 0.00%, 0.00%, 0.00% and 0.00% for the MLP & Pipeline Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund, Energy Evolution Fund and Global Renewables Infrastructure Fund, respectively.

PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

TortoiseEcofin	69

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Capital Advisors, L.L.C.
5100 W. 115th Place
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young, LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
And Fund Administrator
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
111 E Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7096

855-TCA-FUND
(855-822-3863)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

5100 W. 115th Place
Leawood, KS 66211

www.TortoiseEcofin.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2020 and November 30, 2019, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2020	FYE 11/30/2019
Audit Fees	$191,000	$194,000
Audit-Related Fees	$0	$0
Tax Fees	$111,500	$91,645
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2020	FYE 11/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2020	FYE 11/30/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$31,850	$45,100

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 5, 2021

By (Signature and Title)*	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date	February 5, 2021

* Print the name and title of each signing officer under his or her signature.